                       EMPLOYMENT AND SEVERANCE AGREEMENT

                  THIS EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is entered into as of the 12th day of March, 1999, by and between John S. Gates, Jr. ("EXECUTIVE") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "COMPANY"). Certain terms used herein are defined in SECTION 11.

                                    RECITALS

                  A. The Company is in the business of owning, managing, acquiring, leasing and developing real estate.

                  B. Executive is knowledgeable and experienced in certain aspects of the Company's business.

                  C. The Company desires to employ Executive, and Executive desires to accept such employment with the Company, in each case upon the terms and subject to the conditions hereinafter provided.

                  D. The Company recognizes that the possibility of a change in control of the Company may result in the departure or distraction of management to the detriment of the Company and its share owners.

                  E. The Company wishes to assure Executive of certain benefits should Executive's employment terminate following a change in control of the Company.

                  In consideration of the foregoing recitals and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. EMPLOYMENT. The Company hereby agrees to employ
Executive for the term of this Agreement, and Executive hereby agrees to accept such employment.

                  2. DUTIES. Executive shall serve in the capacity listed on SCHEDULE A, with the executive duties generally associated with such position, together with such further and additional duties of an executive nature as from time to time may be assigned to him by the person or body specified in SCHEDULE A, to whom he is to report. Executive shall report directly to the person or body specified in SCHEDULE A and shall be furnished with office space, secretarial support and other assistance reasonably necessary to carry out his duties. During the term of this Agreement, Executive will devote his best efforts and his full business time and attention (exclusive of vacation periods, holidays or periods of illness or incapacity) to the business of the Company and his duties hereunder; provided, however, that Executive may devote a reasonable amount of his time to industry, civic and community matters.

                  3. TERM. This Agreement shall continue in full force and effect for a period of five years from the date hereof unless earlier terminated as provided in SECTION 4. Upon a Change in Control, the term of this Agreement shall automatically be extended to the extent necessary so that the term will end no sooner than 24 months after such Change in Control.

                  4. TERMINATION. This Agreement shall terminate prior to the term specified in SECTION 3 hereof:

                  (a) if Executive shall die or if the Board of Directors determines based upon reasonable medical evidence that he is no longer able to adequately perform his duties due to disability;

                  (b) at the Company's election other than for Cause, upon delivery to Executive of 60 days advance written notice by the Company of its intent to terminate;

                  (c) at the Company's election for Cause; and

                  (d) at Executive's election, upon delivery to the Company of six months advance written notice by Executive of Executive's intent to terminate this Agreement (except that such advance notice shall not be required after a Change in Control).

                  5. BASE SALARY. In consideration of the services rendered by Executive hereunder, the Company agrees to pay to Executive a base salary (the "BASE SALARY") payable in equal monthly installments. The Base Salary shall be as provided in SCHEDULE A until the next annual review thereof by the Board and thereafter shall be subject to annual review and increase by the Board at its sole discretion.

                  6. STOCK AND BONUS PLANS. Executive shall be entitled to participate in the 1993 Stock Option Plan, as amended, and incentive cash bonus plan established by the Company for its executive and managerial employees. Executive's bonus and stock option grant target and range shall be as provided in SCHEDULE A hereto until the next annual review thereof by the Board and thereafter shall be subject to annual review by the Compensation Committee of the Board at its sole discretion. Actual annual bonus and option grants will be based on Executive's performance and the results of the Company with respect to annual goals, as determined by the Compensation Committee of the Board and approved by the Board of Trustees in its discretion.

                  7. OTHER BENEFITS. Executive shall be entitled to the following benefits, and specific benefits listed in SCHEDULE A attached hereto:

                  (a) life, disability, medical insurance and other benefit plans which the Company maintains for the benefit of its executive and managerial employees;

                  (b) participation in the Company's qualified 401(k) plan;

                  (c) paid vacations and holidays in accordance with polices established by the Company for its executive and managerial employees;

                  (d) reimbursement for such travel, entertainment and other business expenses reasonably incurred by Executive in connection with the performance of his duties hereunder upon presentation by Executive to the Company of substantiating evidence thereof in such form as the Company may reasonably require;

                  (e) recognizing that business promotion and entertainment of clients and prospective clients are important aspect of Executive's job responsibilities, the Company will pay club dues, membership fees and other related or similar club expenses, including, without limitation, initiation fees and entertainment expenses for memberships in such professional or social clubs or other organizations (in addition to any specified in SCHEDULE A) as the Compensation Committee his discretion deems appropriate;

                  (f) use of an automobile, provided by the Company and consistent with its policy, including a car phone, automotive insurance coverage and reimbursement for maintenance; and

                  (g) reimbursement for reasonable tax preparation costs.

                  In addition to the foregoing benefits, the Company will use its best efforts to obtain and maintain directors' and officers' liability insurance for the benefit of Executive and the other directors and officers of the Company.

                  8. PAYMENTS ON TERMINATION. Except as otherwise provided in SECTION 9 of this Agreement,

                  (a) On termination of this Agreement, the Company shall pay to Executive that portion of Executive's Base Salary payable through the effective date of the termination.

                  (b) If this Agreement is terminated pursuant to SECTION 4(a) or 4(b) prior to the end of a year and such termination is not a Qualifying Termination, the Company shall pay to Executive a pro-rated incentive equal to:

                  (i) Executive's annual cash bonus for the prior year, multiplied by

                  (ii)a fraction, (A) the numerator of which is the number of calendar months

         (counting a partial calendar month as a full month) that have elapsed (in the calendar year in which Executive's effective date of termination occurs) prior to (x) in the case of termination pursuant to
         SECTION 4(a), the date of Executive's death or disability or (y) in the case of termination pursuant to SECTION 4(b), the effective date of termination, and (B) and the denominator of which is 12.

                  (c) In the case of a termination pursuant to SECTION 4(b) hereof that is not a Qualifying Termination, Executive shall be entitled to a monthly payment equal to his monthly salary at the time of termination plus one-twelfth of his prior year bonus payable for a period of 24 months following the effective date of termination.

                  (d) In the case of any termination, all vested stock options held by Executive shall, except as otherwise provided in such options or in the plan governing them, remain exercisable for 90 days thereafter and in the case of a termination pursuant to SECTION 4(a) or SECTION 4(b) all unvested stock options and restricted stock held by Executive shall vest immediately.

                  9.  CHANGE IN CONTROL PAYMENTS.

                  (a) BENEFITS PAYABLE. In the event Executive has a Qualifying Termination, the Company shall provide Executive all of the following severance benefits ("SEVERANCE BENEFITS"):

                  (i) The Company shall pay to Executive each of the following:

                           (A) The amounts specified in SECTION 8(a) and SECTION
                               8(b).

                           (B)  Three times Executive's Base Salary in
                                effect upon the date of the Qualifying
                                Termination or, if greater, three times
                                Executive's Base Salary in effect
                                immediately prior to the occurrence of the Change of Control.

                           (C)  Three times Executive's prior year cash bonus.

                           (D) Payment or reimbursement (at Executive's option) for outplacement services of a scope and nature customary for executives holding comparable positions and provided by a nationally-recognized outplacement firm of Executive's selection, for a period of up to two years commencing on the date of Executive's
                                Qualifying Termination. Notwithstanding the foregoing, the aggregate amount of such reimbursement shall not exceed 25% of Executive's Base Salary as of the date of the Qualifying Termination.

                           (E) All other compensation and benefits to which Executive has a vested right on the date of the Qualifying
                                 Termination, except to the extent Executive elects to receive payment of such compensation at a later date.

                  (ii) The Company shall continue Executive's health benefit coverage (at the same cost to Executive, and at the same coverage level, as in effect as of the date of the Qualifying Termination) for 36 months from the date of the Qualifying Termination (the "CONTINUATION PERIOD"). The required COBRA health benefit continuation period shall begin concurrently with the start of this benefit continuation period, subject to the following: Except as otherwise required by COBRA, the providing of this post-employment health benefit coverage by the Company shall be discontinued prior to the end of the Continuation Period to the extent that similar benefits are available to Executive from a subsequent employer, as determined by the Board or the Compensation Committee in the exercise of good faith and reasonable judgment, except that, to the extent such subsequent coverage excludes (or would exclude) preexisting conditions, such post-employment coverage shall be continued. Executive shall from time to time promptly provide the Board written notice, in reasonable detail, of the availability of health benefit coverage from a subsequent employer.

                  (iii) Executive shall have the rights specified in SECTION 8(d), with a Qualifying Termination for Good Reason being treated for such purposes as a termination pursuant to SECTION 4(b).

                  (iv) All of the Severance Benefits described in SECTION 9(a)(i) shall be paid in cash to Executive in a single lump sum as soon as possible after the effective date of the Qualifying Termination (but in no event more than 10 days after such date), except that the Severance Benefits described in SECTION 9(a)(i)(d) shall be paid or reimbursed to Executive promptly following submission of an invoice of the firm providing the outplacement services described in such subsection. Executive shall not be obligated to seek other employment or take any other action to mitigate the amounts payable to Executive under this Agreement.

                  (b) EXCISE TAX PAYMENT. If any portion of the amounts payable under SECTION 9(a), or under any other agreement with, or plan of the Company, including stock options, restricted stock, or other long-term incentives or compensation arrangements would constitute an Excess Parachute Payment, such that an excise tax is payable under Section 4999 of the Code in respect of such amounts, then the Company shall pay to Executive, in cash, an additional amount equal to such excise tax and any interest or penalties incurred by Executive with respect thereto (collectively, "EXCISE TAX"), together with any federal and state income, employment and other excise taxes payable by Executive in respect of such payment (and to cover the resulting income, employment, and other excise taxes resulting from each successive payment, and so on as necessary to completely offset the Excise Tax impact). For this purpose, Executive shall be deemed to be subject to the highest marginal rate of federal and state taxes in effect for the taxable period or periods in which such taxes, interest or penalties are imposed, and the federal deduction for state taxes paid shall be determined in accordance with Section 68 of the Code, but shall preserve the Executive's existing deduction for state taxes, if any, with respect to payments other than Excise Tax Payments. This payment shall be made as soon as possible following the date of Executive's Qualifying Termination, but in no event later than 30 calendar days after such date.

                  (c) SUBSEQUENT RECALCULATION OF EXCISE TAX PAYMENT.

                  (i) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is greater than the amount computed pursuant to SECTION 9(b), the Company shall reimburse Executive for any additional amount necessary to make Executive whole (less any amounts received by Executive that Executive would not have received had the computations initially been computed as subsequently adjusted), including the value of any underpaid Excise Tax due to the IRS.

                  (ii) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is less than the amount computed pursuant to SECTION 9(b), Executive shall promptly reimburse the Company for any amounts Executive received pursuant to SECTION 9(b) in excess of the amount necessary to offset all of the Excise Tax impact, including the value of any excise, income and employment taxes. If Executive fails promptly to so reimburse the Company, the Company, in addition to any other remedies available to it, shall be entitled to reduce the amount of any payments due Executive by the amount required to be reimbursed.

                  (iii) Each party shall promptly give the other notice of any IRS inquiry, examination, claim or refund with respect to the applicable or amount of Exercise Tax payable by Executive, and the parties shall cooperate with each other in resolving any issues thereon raised by the IRS.

                  10. COMPETITION AND CONFLICTS OF INTEREST. In consideration of the benefits of this Agreement to him, Executive agrees, simultaneously with the execution hereof to enter into a Non- Competition, Non-Solicitation and Confidentiality Agreement in the form annexed hereto as EXHIBIT A.

                  11. DEFINITIONS.

                  "BENEFICIARY" means, except where otherwise required by the Employee Retirement Income Security Act of 1974 or the terms of an applicable employee benefit plan, the person or persons designated by Executive, in a writing provided to the Company prior to Executive's death, to receive amounts payable to Executive under this Agreement. Subject to such exception, in the absence of such a written beneficiary designation, the Beneficiary shall be Executive's surviving spouse, or if none, Executive's estate.

                  "BOARD" means the Board of Trustees of the Company.

                  "CAUSE" means the occurrence of any one or more of the following as determined in the good faith and reasonable judgment of the Board:

                  (i) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company,

                  (ii) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material harm, financial or otherwise, to the Company, or

                  (iii) the consistent gross neglect of duties, or wanton negligence by Executive in the performance of Executive's duties under this Agreement or, prior to a Change in Control, consistent refusal to use reasonable efforts to perform Executive's duties or comply with Company policies.

                  A termination of Executive's employment shall not be deemed to be for Cause unless each of the following conditions is satisfied:

                  (i) Written notice is provided to Executive not less than 15 days prior to the date of termination setting forth the Company's intention to consider terminating Executive, including a statement of the intended date of termination and a detailed description of the specific facts that the Company believes to constitute Cause;

                  (ii) None of the acts or omissions of Executive which the Company believes to constitute Cause shall have occurred more than 12 months before the earliest date on which any member of the Board who is not a party to the act or omission, knew or should have known of such act or omission;

                  (iii) Executive is offered an opportunity to respond to such statement by appearing in person, together with Executive's legal counsel, before the Board prior to the date of termination;

                  (iv) By the affirmative vote of at least 75% of all the non-employee members of the Board, the Board determines that the specified actions of Executive constituted Cause and that Executive's employment should accordingly be terminated for Cause; and

                  (v) The Company provides Executive a copy of the Board's written determination setting forth in full specifically the basis of such termination for Cause.

                  By determination of the Board, the Company may suspend Executive from his duties for a period of up to 30 days with full pay and benefits hereunder during the period of time in which the Board is making a determination as to whether to terminate Executive for Cause. Any purported termination for Cause by the Company which does not satisfy each substantive and procedural requirement of this definition shall be treated for all purposes under this Agreement as a termination by the Company without Cause.

                  "CHANGE IN CONTROL" means the first to occur of any one or more of the following:

                  (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of conversion rights), (b) any acquisition by the Company, or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors or the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or

                  (iii) The shareholders of the Company approve a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, (a) more than sixty percent (60%) of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Shares of the Company immediately prior to such reorganization, merger of consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Shares of the Company, (b) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger of consolidation, directly or indirectly, twenty percent (20%) or more of the Common Shares of the Company) beneficially owns, directly or indirectly twenty percent (20%) or more of the then outstanding shares of common shares of the company resulting from such reorganization, merger or consolidation, and (c) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger of consolidation; or

                  (iv) The shareholders of the Company approve (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMPANY" has the meaning specified in the introductory paragraph of this Agreement.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board (or such other committee of the Board that may be responsible for executive compensation).

                  "CONTINUATION PERIOD" has the meaning specified in SECTION 9(a)(ii).

                  "EXCESS PARACHUTE PAYMENT" has the meaning specified in
Section 280G of the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  "EXCISE TAX" has the meaning specified in SECTION 9(b).

                  "EXECUTIVE" has the meaning specified in the introductory paragraph of this Agreement.

                  "GOOD REASON" shall mean the occurrence, without Executive's prior written consent, of any one or more of the following:

                  (i) the assignment of Executive of any duties which result in an adverse change in Executive's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by Executive.

                  (ii) any relocation of Executive of more than 35 miles from the place where Executive was located at the time of the Change in Control, or

                  (iii) a reduction or elimination of any component of Executive's rate of compensation, including Base Salary.

                  "INCLUDING" means including without limitation.

                  "QUALIFYING TERMINATION" means the occurrence of any one or more of the following:

                  (i) The Company's termination of Executive's employment other than for Cause within 24 months following a Change in Control;

                  (ii) Executive's voluntary termination of employment for Good Reason within 24 months following a Change in Control; or

                  (iii) A successor of the Company fails to assume expressly the Company's entire obligations under this Agreement prior to becoming such a successor as required by SECTION 12(a)(ii).

                  A Qualifying Termination shall not include a termination of Executive's employment by reason of death, disability, Executive's voluntary termination other than for Good Reason or the Company's termination of Executive's employment for Cause. Notwithstanding the foregoing, if Executive's employment is terminated before a Change in Control and Executive can reasonably demonstrate that the termination by the Company or the actions constituting Good Reason for termination by the Executive were at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control who then effects a Change in Control, then the date of the Change in Control shall be deemed to be the date immediately prior to Executive's termination of employment.

                  "SECTION" shall, unless the context otherwise requires, mean a section of this Agreement.

                  "SUBSIDIARY" means a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common shares.

                  12.      ASSIGNMENT.

                  (a)      ASSIGNMENT BY THE COMPANY.

                  (i) This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors. Any such successor shall be deemed to be the Company for all purposes of this Agreement. As used in this Agreement, the term "successor" shall mean any surviving corporation in a merger or consolidation, or any person, corporation, partnership, or other business entity which, whether by purchase or otherwise, acquires all or substantially all of the assets of the Company. Notwithstanding such assignment, the Company shall remain, with such successor, jointly and severally liable for all its obligations hereunder. Without limiting the generality of the foregoing, it is specifically agreed that an assignment of this Agreement by the Company will not diminish Executive's rights under SECTIONS 9 and 10 hereof.

                  (ii) The Company shall require any successor to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession were to take place.

                  (iii) Except as provided in this SECTION 12(a), this Agreement may not be assigned by the Company.

                  (b) EXECUTIVE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, and administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amounts payable to Executive under this Agreement remain outstanding, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Beneficiary.

                  13. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing, signed by the party giving notice, and sent by personal messenger, facsimile, overnight mail or deposited, postage prepaid, certified mail, return receipt requested, in the United States mail, and addressed as provided in Schedule A, if to the Employee and as follows, if to the Company:

                           CenterPoint Properties Trust
                           1808 Swift Road
                           Oak Brook, IL  60523-1501
                           Facsimile:  630-586-8010

                  Notices sent by personal messenger, facsimile or overnight mail shall be deemed received upon delivery of same. Notices sent by United States mail shall be deemed received three (3) days after deposit in the United States mail service.

                  14. ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between Executive and the Company, with respect to the subject matter hereof and constitutes the entire agreement of the parties with respect thereto. The captions of this Agreement are not part of the provisions hereof and shall be of no effect.

                  15. ENFORCEMENT. The Company shall reimburse Executive for the reasonable fees and expenses (including legal fees) incurred in connection with the enforcement of Executive's right to receive payments hereunder in the event that Executive successfully recovers any such payments.

                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  17. SEVERABILITY. If any provision of this agreement shall be held invalid or unenforceable, the remainder shall remain in full force and effect.

                  18. TITLES AND HEADINGS. Titles and headings to paragraphs herein are for purposes of reference only and in no way shall limit, define or otherwise affect the provisions hereof.

                  19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year written above.

                                            /s/ JOHN S. GATES, JR.
                                            -------------------------
                                            John S. Gates, Jr.



                                            CENTERPOINT PROPERTIES TRUST


                                            By:  /s/ PAUL S. FISHER
                                                -----------------------------
                                            Its: Vice President and Secretary
                                                -----------------------------

                                   SCHEDULE A



NAME:                               John S. Gates, Jr.

ADDRESS:                            568 Hawthorne Place, Chicago, IL 60657

TITLE:                              President and Chief Executive Officer

RESPONSIBILITIES:

Responsible for providing leadership, direction and control for all aspects of CenterPoint's activities in order to maximize profits compatible with the best long and short-term interests of shareholders, tenants and employees. Chief spokesperson for company.

- Direct the formulation, implementation and communication of broad corporate long range strategies, policies, and objectives
- Directs and coordinates all functions of the Investment Committee, acting as its chairman
- Develops and maintains a sound plan of organization and provides personal and professional development opportunities for members of the management team
- Establishes corporate guidelines for annual operating and profit plans and chairs the approval process
-    Develops criteria and procedures for the measurement of company performance
-    Completes work consistent with corporate processes and policies
- Provides leadership that encourages CenterPoint to be a leader in ethical business practices, responds to the needs of customers
- Develops and maintains the best possible shareholder, press, political and community relations
-    Understands and works toward the Zero TenantUnhappiness standard



BASE SALARY:                        $280,000.00

CASH INCENTIVE TARGET PERCENTAGE:

Target = 65% of base salary

STOCK OPTION PLAN TARGET GRANT:

75,000 Options at market price determined by the compensation committee. "Minimum" and "Maximum" range to be determined annually by compensation committee.

SPECIFIC BENEFITS:

- Club memberships equivalent to the following dues and business expenses to be paid by company:

              1.      Racquet Club of Chicago
              2.      Saddle and Cycle Club
              3.      Tavern or Chicago Club
              4.      Sand Creek Club

Young Presidents Organization (YPO) membership dues and related expenses - including costs of and incident to universities, seminars, and conferences.

                                                                       EXHIBIT A


         NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT


                  THIS AGREEMENT is made this ______ day of _____________, 1999 by and between __________ (the "Executive") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "Company").

                                     RECITALS

                  A. The Company is engaged in the business of owning, managing, operating and leasing real estate, primarily warehouse, airport and industrial property.

                  B. The Executive and the Company are entering into an Employment and Severance Agreement dated of even date herewith (the "EMPLOYMENT AGREEMENT") which provides that the Executive will hold the position of __________ within the Company.

                  C. The Executive recognizes and acknowledges that the business of the Company is highly competitive and that by reason of his employment by the Company he has and will continue to have access to confidential and proprietary information regarding the Company and its business.

                  D. As a condition to the Company entering into the Employment Agreement, in order to protect the Company's business relationships and good will, and to guard against conflicts of interest the Executive is willing to enter into this Agreement.

                  In consideration of the foregoing recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. COVENANT NOT TO COMPETE. The Executive agrees that during the term of his employment with the Company and for a period of two years thereafter (the "NON- COMPETITION PERIOD"), he will not anywhere where the Company or any of its subsidiaries or affiliates does business or contemplates doing business directly or indirectly, manage, operate, join, control, be employed by or participate in the ownership, management, operation or control, or be connected personally in any manner with any business which primarily acquires, owns, develops, operates, leases and/or manages industrial, warehouse or airport real estate for development and investment purposes or any business which provides consulting, leasing, management, or brokerage services to such businesses (the "Real Estate Business"), subject to the following exceptions:

                  1. the Executive may continue to be a limited partner in any limited partnership engaged in the Real Estate Business in which he is a limited partner on the date of this Agreement, and

                  2. the Executive may engage in such other activities related to the Real Estate business as the Company's independent directors from time to time may approve; provided that in no event shall any such activities interfere with the performance of the Executive's duties under the Employment Agreement.

                  2. NON-SOLICITATION. During the Non-competition Period, the Executive shall not (a) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave the employ of the Company or any of its subsidiaries, or in any way interfere with the relationship between the Company or any of its subsidiaries and any employee thereof, (b) hire directly or through another entity any person who was an employee of the Company or any of its subsidiaries at any time during the Non-competition Period, or (c) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation with the Company or any of its subsidiaries.

                  3.  NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

                  (a) The Executive shall not disclose or use at any time, either during his employment with the Company or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Executive's performance of duties assigned to Executive by the Company. The Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

                  (b) As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company and its subsidiaries in connection with their business. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date the Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

                  4. SPECIFIC PERFORMANCE. The parties agree that the Executive's services are of a special, unique and extraordinary character, that it would be extremely difficult to quantify the money damages which would accrue to the Company by reason of the Executive's failure to perform any of his obligations under this Agreement, that it would be extremely difficult to replace such services, and that any violation of the provisions of this paragraph would be likely to be highly injurious to the Company. By reason of the foregoing, the Executive consents and agrees that if he violates any of the provisions of this Agreement the Company shall be entitled, in addition to any other rights and remedies that it may have including money damages to apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any continuing violation of the provisions hereof. Therefore, if the Company shall institute any action or proceeding to enforce the provisions of this Agreement against the Executive, the Executive hereby waives the claim or defense that there is an adequate remedy at law and agrees in any such action or proceeding not to interpose the claim or defense that such remedy exists at law. The parties hereby specifically affirm the appropriateness of injunctive or other equitable relief in any such action.

                  5. MODIFICATION. If in connection with any action taken by the Company to enforce the provisions of this Agreement, a court shall hold that all or any portion of the restrictions contained herein are unreasonable under the circumstances then existing so as to render such restrictions invalid or unenforceable, the parties agree that any court of competent jurisdiction may reform such unreasonable restrictions to the extent necessary to make such restrictions reasonable under the circumstances then existing so as to render such restrictions both valid an enforceable.

                  6. BREACH. In the event that the Company hereafter believes that the Executive has breached any of the covenants of this Agreement, it shall notify the Executive of such alleged breach, setting forth the substance of said alleged breach. Within ten (10) days from receipt by the Executive of such notice, the Executive either shall remedy said alleged breach or provide the Company with evidence that the activity concerned was permitted by the provisions of this Agreement.

                  7. NOTICES. All notice required or permitted to be given under this Agreement shall be sufficient if in writing and mailed by certified or registered mail, return receipt requested and postage prepaid, addressed as follows or to such other address as either party shall have notified the other.

                  If to the Executive:

                  [Name]
                  [Address]

                  If to the Company:

                  CenterPoint Properties Trust
                  1808 Swift Road
                  Oak Brook, IL  60523-1501
                  Facsimile:  630-586-8010

                  8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  9. PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

                  10. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, and upon all persons, corporations or entities which shall engage in the business herein contemplated under the control and direction of the parties.

                  11. ENTIRE AGREEMENT. This Agreement and the documents incorporated herein by reference contain the entire agreement and understanding of the parties, and no representations promises, agreements or any understanding, written or oral, not contained herein shall be of any force or effect.

                  12. MODIFICATIONS AND WAIVERS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof, and signed by the party intended to be bound. No waiver of any breach, term or condition of this Agreement by either party shall constitute a subsequent waiver of the same or any other breach, term or condition.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  ----------------------------------------
                                  [Executive]



                                  CENTERPOINT PROPERTIES TRUST


                                  By:
                                     --------------------------------------
                                  Its:
                                       ------------------------------------

                       EMPLOYMENT AND SEVERANCE AGREEMENT

                  THIS EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is entered into as of the 12th day of March, 1999, by and between Paul S. Fisher ("EXECUTIVE") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "COMPANY"). Certain terms used herein are defined in SECTION 11.

                                    RECITALS

                  A. The Company is in the business of owning, managing, acquiring, leasing and developing real estate.

                  B. Executive is knowledgeable and experienced in certain aspects of the Company's business.

                  C. The Company desires to employ Executive, and Executive desires to accept such employment with the Company, in each case upon the terms and subject to the conditions hereinafter provided.

                  D. The Company recognizes that the possibility of a change in control of the Company may result in the departure or distraction of management to the detriment of the Company and its share owners.

                  E. The Company wishes to assure Executive of certain benefits should Executive's employment terminate following a change in control of the Company.

                  In consideration of the foregoing recitals and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. EMPLOYMENT. The Company hereby agrees to employ Executive for the term of this Agreement, and Executive hereby agrees to accept such employment.

                  2. DUTIES. Executive shall serve in the capacity listed on SCHEDULE A, with the executive duties generally associated with such position, together with such further and additional duties of an executive nature as from time to time may be assigned to him by the person or body specified in SCHEDULE A, to whom he is to report. Executive shall report directly to the person or body specified in SCHEDULE A and shall be furnished with office space, secretarial support and other assistance reasonably necessary to carry out his duties. During the term of this Agreement, Executive will devote his best efforts and his full business time and attention (exclusive of vacation periods, holidays or periods of illness or incapacity) to the business of the Company and his duties hereunder; provided, however, that Executive may devote a reasonable amount of his time to industry, civic and community matters.

                  3. TERM. This Agreement shall continue in full force and effect for a period of five years from the date hereof unless earlier terminated as provided in SECTION 4. Upon a Change in Control, the term of this Agreement shall automatically be extended to the extent necessary so that the term will end no sooner than 24 months after such Change in Control.

                  4. TERMINATION. This Agreement shall terminate prior to the term specified in SECTION 3 hereof:

                  (a) if Executive shall die or if the Board of Directors determines based upon reasonable medical evidence that he is no longer able to adequately perform his duties due to disability;

                  (b) at the Company's election other than for Cause, upon delivery to Executive of 60 days advance written notice by the Company of its intent to terminate;

                  (c) at the Company's election for Cause; and

                  (d) at Executive's election, upon delivery to the Company of six months advance written notice by Executive of Executive's intent to terminate this Agreement (except that such advance notice shall not be required after a Change in Control).

                  5. BASE SALARY. In consideration of the services rendered by Executive hereunder, the Company agrees to pay to Executive a base salary (the "BASE SALARY") payable in equal monthly installments. The Base Salary shall be as provided in SCHEDULE A until the next annual review thereof by the Board and thereafter shall be subject to annual review and increase by the Board at its sole discretion.

                  6. STOCK AND BONUS PLANS. Executive shall be entitled to participate in the 1993 Stock Option Plan, as amended, and incentive cash bonus plan established by the Company for its executive and managerial employees. Executive's bonus and stock option grant target and range shall be as provided in SCHEDULE A hereto until the next annual review thereof by the Board and thereafter shall be subject to annual review by the Compensation Committee of the Board at its sole discretion. Actual annual bonus and option grants will be based on Executive's performance and the results of the Company with respect to annual goals, as determined by the Compensation Committee of the Board and approved by the Board of Trustees in its discretion.

                  7. OTHER BENEFITS. Executive shall be entitled to the following benefits, and specific benefits listed in SCHEDULE A attached hereto:

                  (a) life, disability, medical insurance and other benefit plans which the Company maintains for the benefit of its executive and managerial employees;

                  (b) participation in the Company's qualified 401(k) plan;

                  (c) paid vacations and holidays in accordance with polices established by the Company for its executive and managerial employees;

                  (d) reimbursement for such travel, entertainment and other business expenses reasonably incurred by Executive in connection with the performance of his duties hereunder upon presentation by Executive to the Company of substantiating evidence thereof in such form as the Company may reasonably require;

                  (e) recognizing that business promotion and entertainment of clients and prospective clients are important aspect of Executive's job responsibilities, the Company will pay club dues, membership fees and other related or similar club expenses, including, without limitation, initiation fees and entertainment expenses for memberships in such professional or social clubs or other organizations (in addition to any specified in SCHEDULE A) as the Chief Executive Officer in his discretion deems appropriate;

                  (f) use of an automobile, provided by the Company and consistent with its policy, including a car phone, automotive insurance coverage and reimbursement for maintenance; and

                  (g) reimbursement for reasonable tax preparation costs.

                  In addition to the foregoing benefits, the Company will use its best efforts to obtain and maintain directors' and officers' liability insurance for the benefit of Executive and the other directors and officers of the Company.

                  8.  PAYMENTS ON TERMINATION. Except as otherwise provided in
SECTION 9 of this Agreement,

                  (a) On termination of this Agreement, the Company shall pay to Executive that portion of Executive's Base Salary payable through the effective date of the termination.

                  (b) If this Agreement is terminated pursuant to SECTION 4(a) or 4(b) prior to the end of a year and such termination is not a Qualifying Termination, the Company shall pay to Executive a pro-rated incentive equal to:

                  (i) Executive's annual cash bonus for the prior year, multiplied by

                  (ii) a fraction, (A) the numerator of which is the number of calendar months

         (counting a partial calendar month as a full month) that have elapsed (in the calendar year in which Executive's effective date of termination occurs) prior to (x) in the case of termination pursuant to
         SECTION 4(a), the date of Executive's death or disability or (y) in the case of termination pursuant to SECTION 4(b), the effective date of termination, and (B) and the denominator of which is 12.

                  (c) In the case of a termination pursuant to SECTION 4(b) hereof that is not a Qualifying Termination, Executive shall be entitled to a monthly payment equal to his monthly salary at the time of termination plus one-twelfth of his prior year bonus payable for a period of 24 months following the effective date of termination.

                  (d) In the case of any termination, all vested stock options held by Executive shall, except as otherwise provided in such options or in the plan governing them, remain exercisable for 90 days thereafter and in the case of a termination pursuant to SECTION 4(a) or SECTION 4(b) all unvested stock options and restricted stock held by Executive shall vest immediately.

                  9.  CHANGE IN CONTROL PAYMENTS.

                  (a) BENEFITS PAYABLE. In the event Executive has a Qualifying Termination, the Company shall provide Executive all of the following severance benefits ("SEVERANCE BENEFITS"):

                  (i) The Company shall pay to Executive each of the following:

                           (A) The amounts specified in SECTION 8(a) and SECTION
                            8(b).

                           (B) Three times Executive's Base Salary in
                               effect upon the date of the Qualifying
                               Termination or, if greater, three times
                               Executive's Base Salary in effect
                               immediately prior to the occurrence of the Change of Control.

                           (C) Three times Executive's prior year cash bonus.

                           (D) Payment or reimbursement (at Executive's option)
                               for outplacement services of a scope and nature customary for executives holding comparable positions and provided by a nationally-recognized outplacement firm of Executive's selection, for a period of up to two years commencing on the date of Executive's Qualifying Termination. Notwithstanding the foregoing, the aggregate amount of such reimbursement shall not exceed 25% of Executive's Base Salary as of the date of the Qualifying Termination.

                           (E) All other compensation and benefits to which
                               Executive has a vested
                               right on the date of the Qualifying
                               Termination, except to the extent Executive elects to receive payment of such compensation at a later date.

                  (ii) The Company shall continue Executive's health benefit coverage (at the same cost to Executive, and at the same coverage level, as in effect as of the date of the Qualifying Termination) for 36 months from the date of the Qualifying Termination (the "CONTINUATION PERIOD"). The required COBRA health benefit continuation period shall begin concurrently with the start of this benefit continuation period, subject to the following: Except as otherwise required by COBRA, the providing of this post-employment health benefit coverage by the Company shall be discontinued prior to the end of the Continuation Period to the extent that similar benefits are available to Executive from a subsequent employer, as determined by the Board or the Compensation Committee in the exercise of good faith and reasonable judgment, except that, to the extent such subsequent coverage excludes (or would exclude) preexisting conditions, such post-employment coverage shall be continued. Executive shall from time to time promptly provide the Board written notice, in reasonable detail, of the availability of health benefit coverage from a subsequent employer.

                  (iii) Executive shall have the rights specified in SECTION 8(d), with a Qualifying Termination for Good Reason being treated for such purposes as a termination pursuant to SECTION 4(b).

                  (iv) All of the Severance Benefits described in SECTION 9(a)(i) shall be paid in cash to Executive in a single lump sum as soon as possible after the effective date of the Qualifying Termination (but in no event more than 10 days after such date), except that the Severance Benefits described in SECTION 9(a)(i)(d) shall be paid or reimbursed to Executive promptly following submission of an invoice of the firm providing the outplacement services described in such subsection. Executive shall not be obligated to seek other employment or take any other action to mitigate the amounts payable to Executive under this Agreement.

                  (b) EXCISE TAX PAYMENT. If any portion of the amounts payable under SECTION 9(a), or under any other agreement with, or plan of the Company, including stock options, restricted stock, or other long-term incentives or compensation arrangements would constitute an Excess Parachute Payment, such that an excise tax is payable under Section 4999 of the Code in respect of such amounts, then the Company shall pay to Executive, in cash, an additional amount equal to such excise tax and any interest or penalties incurred by Executive with respect thereto (collectively, "EXCISE TAX"), together with any federal and state income, employment and other excise taxes payable by Executive in respect of such payment (and to cover the resulting income, employment, and other excise taxes resulting from each successive payment, and so on as necessary to completely offset the Excise Tax impact). For this purpose, Executive shall be deemed to be subject to the highest marginal rate of federal and state taxes in effect for the taxable period or periods in which such taxes, interest or penalties are imposed, and the federal deduction for state taxes paid shall be determined in accordance with Section 68 of the Code, but shall preserve the Executive's existing deduction for state taxes, if any, with respect to payments other than Excise Tax Payments. This payment shall be made as soon as possible following the date of Executive's Qualifying Termination, but in no event later than 30 calendar days after such date.

                  (c) SUBSEQUENT RECALCULATION OF EXCISE TAX PAYMENT.

                  (i) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is greater than the amount computed pursuant to SECTION 9(b), the Company shall reimburse Executive for any additional amount necessary to make Executive whole (less any amounts received by Executive that Executive would not have received had the computations initially been computed as subsequently adjusted), including the value of any underpaid Excise Tax due to the IRS.

                  (ii) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is less than the amount computed pursuant to SECTION 9(b), Executive shall promptly reimburse the Company for any amounts Executive received pursuant to SECTION 9(b) in excess of the amount necessary to offset all of the Excise Tax impact, including the value of any excise, income and employment taxes. If Executive fails promptly to so reimburse the Company, the Company, in addition to any other remedies available to it, shall be entitled to reduce the amount of any payments due Executive by the amount required to be reimbursed.

                  (iii) Each party shall promptly give the other notice of any IRS inquiry, examination, claim or refund with respect to the applicable or amount of Exercise Tax payable by Executive, and the parties shall cooperate with each other in resolving any issues thereon raised by the IRS.

                  10. COMPETITION AND CONFLICTS OF INTEREST. In consideration of the benefits of this Agreement to him, Executive agrees, simultaneously with the execution hereof to enter into a Non- Competition, Non-Solicitation and Confidentiality Agreement in the form annexed hereto as EXHIBIT A.

                  11. DEFINITIONS.

                  "BENEFICIARY" means, except where otherwise required by the Employee Retirement Income Security Act of 1974 or the terms of an applicable employee benefit plan, the person or persons designated by Executive, in a writing provided to the Company prior to Executive's death, to receive amounts payable to Executive under this Agreement. Subject to such exception, in the absence of such a written beneficiary designation, the Beneficiary shall be Executive's surviving spouse, or if none, Executive's estate.

                  "BOARD" means the Board of Trustees of the Company.

                  "CAUSE" means the occurrence of any one or more of the following as determined in the good faith and reasonable judgment of the Board:

                  (i) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company,

                  (ii) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material harm, financial or otherwise, to the Company, or

                  (iii) the consistent gross neglect of duties, or wanton negligence by Executive in the performance of Executive's duties under this Agreement or, prior to a Change in Control, consistent refusal to use reasonable efforts to perform Executive's duties or comply with Company policies.

                  A termination of Executive's employment shall not be deemed to be for Cause unless each of the following conditions is satisfied:

                  (i) Written notice is provided to Executive not less than 15 days prior to the date of termination setting forth the Company's intention to consider terminating Executive, including a statement of the intended date of termination and a detailed description of the specific facts that the Company believes to constitute Cause;

                  (ii) None of the acts or omissions of Executive which the Company believes to constitute Cause shall have occurred more than 12 months before the earliest date on which any member of the Board who is not a party to the act or omission, knew or should have known of such act or omission;

                  (iii) Executive is offered an opportunity to respond to such statement by appearing in person, together with Executive's legal counsel, before the Board prior to the date of termination;

                  (iv) By the affirmative vote of at least 75% of all the non-employee members of the Board, the Board determines that the specified actions of Executive constituted Cause and that Executive's employment should accordingly be terminated for Cause; and

                  (v) The Company provides Executive a copy of the Board's written determination setting forth in full specifically the basis of such termination for Cause.

                  By determination of the Board, the Company may suspend Executive from his duties for a period of up to 30 days with full pay and benefits hereunder during the period of time in which the Board is making a determination as to whether to terminate Executive for Cause. Any purported termination for Cause by the Company which does not satisfy each substantive and procedural requirement of this definition shall be treated for all purposes under this Agreement as a termination by the Company without Cause.

                  "CHANGE IN CONTROL" means the first to occur of any one or more of the following:

                  (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of conversion rights), (b) any acquisition by the Company, or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors or the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or

                  (iii) The shareholders of the Company approve a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, (a) more than sixty percent (60%) of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Shares of the Company immediately prior to such reorganization, merger of consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Shares of the Company, (b) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger of consolidation, directly or indirectly, twenty percent (20%) or more of the Common Shares of the Company) beneficially owns, directly or indirectly twenty percent (20%) or more of the then outstanding shares of common shares of the company resulting from such reorganization, merger or consolidation, and (c) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger of consolidation; or

                  (iv) The shareholders of the Company approve (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMPANY" has the meaning specified in the introductory paragraph of this Agreement.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board (or such other committee of the Board that may be responsible for executive compensation).

                  "CONTINUATION PERIOD" has the meaning specified in SECTION 9(a)(ii).

                  "EXCESS PARACHUTE PAYMENT" has the meaning specified in
Section 280G of the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  "EXCISE TAX" has the meaning specified in SECTION 9(b).

                  "EXECUTIVE" has the meaning specified in the introductory paragraph of this Agreement.

                  "GOOD REASON" shall mean the occurrence, without Executive's prior written consent, of any one or more of the following:

                  (i) the assignment of Executive of any duties which result in an adverse change in Executive's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by Executive.

                  (ii) any relocation of Executive of more than 35 miles from the place where Executive was located at the time of the Change in Control, or

                  (iii) a reduction or elimination of any component of Executive's rate of compensation, including Base Salary.

                  "INCLUDING" means including without limitation.

                  "QUALIFYING TERMINATION" means the occurrence of any one or more of the following:

                  (i) The Company's termination of Executive's employment other than for Cause within 24 months following a Change in Control;

                  (ii) Executive's voluntary termination of employment for Good Reason within 24 months following a Change in Control; or

                  (iii) A successor of the Company fails to assume expressly the Company's entire obligations under this Agreement prior to becoming such a successor as required by SECTION 12(a)(ii).

                  A Qualifying Termination shall not include a termination of Executive's employment by reason of death, disability, Executive's voluntary termination other than for Good Reason or the Company's termination of Executive's employment for Cause. Notwithstanding the foregoing, if Executive's employment is terminated before a Change in Control and Executive can reasonably demonstrate that the termination by the Company or the actions constituting Good Reason for termination by the Executive were at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control who then effects a Change in Control, then the date of the Change in Control shall be deemed to be the date immediately prior to Executive's termination of employment.

                  "SECTION" shall, unless the context otherwise requires, mean a section of this Agreement.

                  "SUBSIDIARY" means a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common shares.

                  12.      ASSIGNMENT.

                  (a)      ASSIGNMENT BY THE COMPANY.

                  (i) This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors. Any such successor shall be deemed to be the Company for all purposes of this Agreement. As used in this Agreement, the term "successor" shall mean any surviving corporation in a merger or consolidation, or any person, corporation, partnership, or other business entity which, whether by purchase or otherwise, acquires all or substantially all of the assets of the Company. Notwithstanding such assignment, the Company shall remain, with such successor, jointly and severally liable for all its obligations hereunder. Without limiting the generality of the foregoing, it is specifically agreed that an assignment of this Agreement by the Company will not diminish Executive's rights under SECTIONS 9 and 10 hereof.

                  (ii) The Company shall require any successor to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession were to take place.

                  (iii) Except as provided in this SECTION 12(a), this Agreement may not be assigned by the Company.

                  (b) EXECUTIVE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, and administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amounts payable to Executive under this Agreement remain outstanding, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Beneficiary.

                  13. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing, signed by the party giving notice, and sent by personal messenger, facsimile, overnight mail or deposited, postage prepaid, certified mail, return receipt requested, in the United States mail, and addressed as provided in Schedule A, if to the Employee and as follows, if to the Company:

                           CenterPoint Properties Trust
                           1808 Swift Road
                           Oak Brook, IL  60523-1501
                           Facsimile:  630-586-8010

                  Notices sent by personal messenger, facsimile or overnight mail shall be deemed received upon delivery of same. Notices sent by United States mail shall be deemed received three (3) days after deposit in the United States mail service.

                  14. ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between Executive and the Company, with respect to the subject matter hereof and constitutes the entire agreement of the parties with respect thereto. The captions of this Agreement are not part of the provisions hereof and shall be of no effect.

                  15. ENFORCEMENT. The Company shall reimburse Executive for the reasonable fees and expenses (including legal fees) incurred in connection with the enforcement of Executive's right to receive payments hereunder in the event that Executive successfully recovers any such payments.

                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  17. SEVERABILITY. If any provision of this agreement shall be held invalid or unenforceable, the remainder shall remain in full force and effect.

                  18. TITLES AND HEADINGS. Titles and headings to paragraphs herein are for purposes of reference only and in no way shall limit, define or otherwise affect the provisions hereof.

                  19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year written above.

                                 /s/ PAUL S. FISHER
                                 -------------------------
                                 Paul S. Fisher



                                 CENTERPOINT PROPERTIES TRUST


                                 By:  /s/ JOHN S. GATES, JR.
                                      --------------------------------------
                                 Its:  President
                                      --------------------------------------

                                                                      SCHEDULE A


NAME:                               Paul S. Fisher

ADDRESS:                            1074 S. Plymouth Court, Chicago, IL  60605

TITLE:                              Executive Vice President, Chief Financial
                                    Officer & General Counsel

RESPONSIBILITIES:

CHIEF FINANCIAL OFFICER

Responsible for formulating and implementing CenterPoint's financial strategies including capital strategy, financial policies, including its accounting practices and its relationships with investors, creditors, rating agencies, regulatory agencies and the financial community.

- Oversees the treasury, finance and accounting functions to ensure that budgeting, forecasting, cash management, variance analysis and financial reporting are accurate and reliable and reflect appropriate controls
-    Serves as member of the Investment Committee
- Establishes and maintains procedures relating to budgeting, forecasting and analysis of corporate results
-    Completes work consistent with corporate processes and policies
- Prepares and implements the company capital funding strategy, including evaluation and execution of debt and equity financings
-    Evaluates all proposed capital expenditures for return adequacy and risk
- Establishes and enforces policies with respect to SEC filing, financial reporting, tax return preparation and other company disclosure matters
- Structures individual investments in accordance with CenterPoint's financial and reporting objectives and policies


GENERAL COUNSEL

Guide management in conducting business transactions in compliance with applicable laws and minimizes the legal risk CenterPoint assumes while carrying out its business activities and objectives

-    Manages CenterPoint's litigation matters
- Establishes practices and procedures to ensure CenterPoint's business is carried out in compliance with applicable local, state and federal laws
- Ensures that CenterPoint receives the proper legal advice for its operations and activities
- Provides legal counsel and strategic advice to CenterPoint's management team on various tenant matters
-    Completes work consistent with corporate processes and policies

- Enforces appropriate standards of documentation for the company's investment, leasing, management, employment and financing activities
-    Fosters the proper climate for legal department effectiveness
- Communicated legal and regulatory trends and changes throughout the organization
- Oversees the preparation and approval of legal documents, such as purchase and sale contracts, leases, loan documentation, formal agreements, corporate records and other legal instruments
- Selects, manages and motivates a legal staff in the performance of its duties
- Establishes policies governing the retention of outside counsel by CenterPoint
-    Oversees the corporate secretarial and records retention function
-    Understands and works towards Zero Tenant Unhappiness Standard


BASE SALARY:                        $ 250,000.00

CASH INCENTIVE TARGET PERCENTAGE:

Target = 50% of base salary

STOCK OPTION PLAN TARGET GRANT AND RANGE:

75,000 Options at market price determined by the compensation committee. "Minimum" and "Maximum" range to be determined annually by compensation committee.

SPECIFIC BENEFITS:

- Club memberships equivalent to the following dues and business expenses to be paid by company:

                      1. University Club of Chicago

                                                                       EXHIBIT A


NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT


                 THIS AGREEMENT is made this ______ day of _____________, 1999 by and between __________ (the "Executive") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "Company").

                               RECITALS

                 A. The Company is engaged in the business of owning, managing, operating and leasing real estate, primarily warehouse, airport and industrial property.

                 B. The Executive and the Company are entering into an Employment and Severance Agreement dated of even date herewith (the "EMPLOYMENT AGREEMENT") which provides that the Executive will hold the position of __________ within the Company.

                 C. The Executive recognizes and acknowledges that the business of the Company is highly competitive and that by reason of his employment by the Company he has and will continue to have access to confidential and proprietary information regarding the Company and its business.

                 D. As a condition to the Company entering into the Employment Agreement, in order to protect the Company's business relationships and good will, and to guard against conflicts of interest the Executive is willing to enter into this Agreement.

                 In consideration of the foregoing recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1. COVENANT NOT TO COMPETE. The Executive agrees that during the term of his employment with the Company and for a period of two years thereafter (the "NON-COMPETITION PERIOD"), he will not anywhere where the Company or any of its subsidiaries or affiliates does business or contemplates doing business directly or indirectly, manage, operate, join, control, be employed by or participate in the ownership, management, operation or control, or be connected personally in any manner with any business which primarily acquires, owns, develops, operates, leases and/or manages industrial, warehouse or airport real estate for development and investment purposes or any business which provides consulting, leasing, management , or brokerage services to such businesses (the "Real Estate Business"), subject to the following exceptions:

                 A. the Executive may continue to be a limited partner in any limited partnership engaged in the Real Estate Business in which he is a limited partner on the date of this Agreement, and

                 B. the Executive may engage in such other activities related to the Real Estate business as the Company's independent directors from time to time may approve; provided that in no event shall any such activities interfere with the performance of the Executive's duties under the Employment Agreement.

                 2. NON-SOLICITATION. During the Non-competition Period, the Executive shall not (a) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave the employ of the Company or any of its subsidiaries, or in any way interfere with the relationship between the Company or any of its subsidiaries and any employee thereof,
(b) hire directly or through another entity any person who was an employee of the Company or any of its subsidiaries at any time during the Non-competition Period, or (c) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation with the Company or any of its subsidiaries.

                 3. NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

                 (a) The Executive shall not disclose or use at any time, either during his employment with the Company or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Executive's performance of duties assigned to Executive by the Company. The Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

                 (b) As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company and its subsidiaries in connection with their business. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date the Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

                 4. SPECIFIC PERFORMANCE. The parties agree that the Executive's services are of a special, unique and extraordinary character, that it would be extremely difficult to quantify the money damages which would accrue to the Company by reason of the Executive's failure to perform any of his obligations under this Agreement, that it would be extremely difficult to replace such services, and that any violation of the provisions of this paragraph would be likely to be highly injurious to the Company. By reason of the foregoing, the Executive consents and agrees that if he violates any of the provisions of this Agreement the Company shall be entitled, in addition to any other rights and remedies that it may have including money damages to apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any continuing violation of the provisions hereof. Therefore, if the Company shall institute any action or proceeding to enforce the provisions of this Agreement against the Executive, the Executive hereby waives the claim or defense that there is an adequate remedy at law and agrees in any such action or proceeding not to interpose the claim or defense that such remedy exists at law. The parties hereby specifically affirm the appropriateness of injunctive or other equitable relief in any such action.

                 5. MODIFICATION. If in connection with any action taken by the Company to enforce the provisions of this Agreement, a court shall hold that all or any portion of the restrictions contained herein are unreasonable under the circumstances then existing so as to render such restrictions invalid or unenforceable, the parties agree that any court of competent jurisdiction may reform such unreasonable restrictions to the extent necessary to make such restrictions reasonable under the circumstances then existing so as to render such restrictions both valid an enforceable.

                 6. BREACH. In the event that the Company hereafter believes that the Executive has breached any of the covenants of this Agreement, it shall notify the Executive of such alleged breach, setting forth the substance of said alleged breach. Within ten (10) days from receipt by the Executive of such notice, the Executive either shall remedy said alleged breach or provide the Company with evidence that the activity concerned was permitted by the provisions of this Agreement.

             7. NOTICES. All notice required or permitted to be given under this Agreement shall be sufficient if in writing and mailed by certified or registered mail, return receipt requested and postage prepaid, addressed as follows or to such other address as either party shall have notified the other.

             If to the Executive:

             [Name]
             [Address]

             If to the Company:

             CenterPoint Properties Trust
             1808 Swift Road
             Oak Brook, IL  60523-1501
             Facsimile:  630-586-8010

             8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

             9. PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

             10. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, and upon all persons, corporations or entities which shall engage in the business herein contemplated under the control and direction of the parties.

             11. ENTIRE AGREEMENT. This Agreement and the documents incorporated herein by reference contain the entire agreement and understanding of the parties, and no representations promises, agreements or any understanding, written or oral, not contained herein shall be of any force or effect.

             12. MODIFICATIONS AND WAIVERS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof, and signed by the party intended to be bound. No waiver of any breach, term or condition of this Agreement by either party shall constitute a subsequent waiver of the same or any other breach, term or condition.

                                    * * * * *

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   ----------------------------------------
                                   [Executive]



                                   CENTERPOINT PROPERTIES TRUST

                                   By:
                                        --------------------------------------
                                  Its:
                                        --------------------------------------

                       EMPLOYMENT AND SEVERANCE AGREEMENT

                  THIS EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is entered into as of the 12th day of March, 1999, by and between Rockford O. Kottka ("EXECUTIVE") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "COMPANY"). Certain terms used herein are defined in SECTION 11.

                                    RECITALS

                  A. The Company is in the business of owning, managing, acquiring, leasing and developing real estate.

                  B. Executive is knowledgeable and experienced in certain aspects of the Company's business.

                  C. The Company desires to employ Executive, and Executive desires to accept such employment with the Company, in each case upon the terms and subject to the conditions hereinafter provided.

                  D. The Company recognizes that the possibility of a change in control of the Company may result in the departure or distraction of management to the detriment of the Company and its share owners.

                  E. The Company wishes to assure Executive of certain benefits should Executive's employment terminate following a change in control of the Company.

                  In consideration of the foregoing recitals and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. EMPLOYMENT. The Company hereby agrees to employ Executive for the term of this Agreement, and Executive hereby agrees to accept such employment.

                  2. DUTIES. Executive shall serve in the capacity listed on SCHEDULE A, with the executive duties generally associated with such position, together with such further and additional duties of an executive nature as from time to time may be assigned to him by the person or body specified in SCHEDULE A, to whom he is to report. Executive shall report directly to the person or body specified in SCHEDULE A and shall be furnished with office space, secretarial support and other assistance reasonably necessary to carry out his duties. During the term of this Agreement, Executive will devote his best efforts and his full business time and attention (exclusive of vacation periods, holidays or periods of illness or incapacity) to the business of the Company and his duties hereunder; provided, however, that Executive may devote a reasonable amount of his time to industry, civic and community matters.

                  3. TERM. This Agreement shall continue in full force and effect for a period of five years from the date hereof unless earlier terminated as provided in SECTION 4. Upon a Change in Control, the term of this Agreement shall automatically be extended to the extent necessary so that the term will end no sooner than 24 months after such Change in Control.

                  4. TERMINATION. This Agreement shall terminate prior to the term specified in SECTION 3 hereof:

                  (a) if Executive shall die or if the Board of Directors determines based upon reasonable medical evidence that he is no longer able to adequately perform his duties due to disability;

                  (b) at the Company's election other than for Cause, upon delivery to Executive of 60 days advance written notice by the Company of its intent to terminate;

                  (c) at the Company's election for Cause; and

                  (d) at Executive's election, upon delivery to the Company of six months advance written notice by Executive of Executive's intent to terminate this Agreement (except that such advance notice shall not be required after a Change in Control).

                  5. BASE SALARY. In consideration of the services rendered by Executive hereunder, the Company agrees to pay to Executive a base salary (the "BASE SALARY") payable in equal monthly installments. The Base Salary shall be as provided in SCHEDULE A until the next annual review thereof by the Board and thereafter shall be subject to annual review and increase by the Board at its sole discretion.

                  6. STOCK AND BONUS PLANS. Executive shall be entitled to participate in the 1993 Stock Option Plan, as amended, and incentive cash bonus plan established by the Company for its executive and managerial employees. Executive's bonus and stock option grant target and range shall be as provided in SCHEDULE A hereto until the next annual review thereof by the Board and thereafter shall be subject to annual review by the Compensation Committee of the Board at its sole discretion. Actual annual bonus and option grants will be based on Executive's performance and the results of the Company with respect to annual goals, as determined by the Compensation Committee of the Board and approved by the Board of Trustees in its discretion.

                  7. OTHER BENEFITS. Executive shall be entitled to the following benefits, and specific benefits listed in SCHEDULE A attached hereto:

                  (a) life, disability, medical insurance and other benefit plans which the Company maintains for the benefit of its executive and managerial employees;

                  (b) participation in the Company's qualified 401(k) plan;

                  (c) paid vacations and holidays in accordance with polices established by the Company for its executive and managerial employees;

                  (d) reimbursement for such travel, entertainment and other business expenses reasonably incurred by Executive in connection with the performance of his duties hereunder upon presentation by Executive to the Company of substantiating evidence thereof in such form as the Company may reasonably require;

                  (e) recognizing that business promotion and entertainment of clients and prospective clients are important aspect of Executive's job responsibilities, the Company will pay club dues, membership fees and other related or similar club expenses, including, without limitation, initiation fees and entertainment expenses for memberships in such professional or social clubs or other organizations (in addition to any specified in SCHEDULE A) as the Chief Executive Officer in his discretion deems appropriate;

                  (f) use of an automobile, provided by the Company and consistent with its policy, including a car phone, automotive insurance coverage and reimbursement for maintenance; and

                  (g) reimbursement for reasonable tax preparation costs.

                  In addition to the foregoing benefits, the Company will use its best efforts to obtain and maintain directors' and officers' liability insurance for the benefit of Executive and the other directors and officers of the Company.

                  8. PAYMENTS ON TERMINATION. Except as otherwise provided in SECTION 9 of this Agreement,

                  (a) On termination of this Agreement, the Company shall pay to Executive that portion of Executive's Base Salary payable through the effective date of the termination.

                  (b) If this Agreement is terminated pursuant to SECTION 4(a) or 4(b) prior to the end of a year and such termination is not a Qualifying Termination, the Company shall pay to Executive a pro-rated incentive equal to:

                  (i) Executive's annual cash bonus for the prior year, multiplied by

                  (ii)a fraction, (A) the numerator of which is the number of calendar months

         (counting a partial calendar month as a full month) that have elapsed (in the calendar year in which Executive's effective date of termination occurs) prior to (x) in the case of termination pursuant to
         SECTION 4(a), the date of Executive's death or disability or (y) in the case of termination pursuant to SECTION 4(b), the effective date of termination, and (B) and the denominator of which is 12.

                  (c) In the case of a termination pursuant to SECTION 4(b) hereof that is not a Qualifying Termination, Executive shall be entitled to a monthly payment equal to his monthly salary at the time of termination plus one-twelfth of his prior year bonus payable for a period of 24 months following the effective date of termination.

                  (d) In the case of any termination, all vested stock options held by Executive shall, except as otherwise provided in such options or in the plan governing them, remain exercisable for 90 days thereafter and in the case of a termination pursuant to SECTION 4(a) or SECTION 4(b) all unvested stock options and restricted stock held by Executive shall vest immediately.

                  9.  CHANGE IN CONTROL PAYMENTS.

                  (a) BENEFITS PAYABLE. In the event Executive has a Qualifying Termination, the Company shall provide Executive all of the following severance benefits ("SEVERANCE BENEFITS"):

                  (i) The Company shall pay to Executive each of the following:

                           (A) The amounts specified in SECTION 8(a) and SECTION
8(b).

                           (B)  Three times Executive's Base Salary in
                                effect upon the date of the Qualifying
                                Termination or, if greater, three times
                                Executive's Base Salary in effect
                                immediately prior to the occurrence of the Change of Control.

                           (C) Three times Executive's prior year cash bonus.

                           (D) Payment or reimbursement (at Executive's option) for outplacement services of a scope and nature customary for executives holding comparable positions and provided by a nationally-recognized outplacement firm of Executive's selection, for a period of up to two years commencing on the date of Executive's Qualifying Termination. Notwithstanding the foregoing, the aggregate amount of such reimbursement shall not exceed 25% of Executive's Base Salary as of the date of the Qualifying Termination.

                           (E) All other compensation and benefits to which Executive has a vested right on the date of the Qualifying Termination, except to the extent Executive elects to receive payment of such compensation at a later date.

                  (ii) The Company shall continue Executive's health benefit coverage (at the same cost to Executive, and at the same coverage level, as in effect as of the date of the Qualifying Termination) for 36 months from the date of the Qualifying Termination (the "CONTINUATION PERIOD"). The required COBRA health benefit continuation period shall begin concurrently with the start of this benefit continuation period, subject to the following: Except as otherwise required by COBRA, the providing of this post-employment health benefit coverage by the Company shall be discontinued prior to the end of the Continuation Period to the extent that similar benefits are available to Executive from a subsequent employer, as determined by the Board or the Compensation Committee in the exercise of good faith and reasonable judgment, except that, to the extent such subsequent coverage excludes (or would exclude) preexisting conditions, such post-employment coverage shall be continued. Executive shall from time to time promptly provide the Board written notice, in reasonable detail, of the availability of health benefit coverage from a subsequent employer.

                  (iii) Executive shall have the rights specified in SECTION 8(d), with a Qualifying Termination for Good Reason being treated for such purposes as a termination pursuant to SECTION 4(b).

                  (iv) All of the Severance Benefits described in SECTION 9(a)(i) shall be paid in cash to Executive in a single lump sum as soon as possible after the effective date of the Qualifying Termination (but in no event more than 10 days after such date), except that the Severance Benefits described in SECTION 9(a)(i)(d) shall be paid or reimbursed to Executive promptly following submission of an invoice of the firm providing the outplacement services described in such subsection. Executive shall not be obligated to seek other employment or take any other action to mitigate the amounts payable to Executive under this Agreement.

                  (b) EXCISE TAX PAYMENT. If any portion of the amounts payable under SECTION 9(a), or under any other agreement with, or plan of the Company, including stock options, restricted stock, or other long-term incentives or compensation arrangements would constitute an Excess Parachute Payment, such that an excise tax is payable under Section 4999 of the Code in respect of such amounts, then the Company shall pay to Executive, in cash, an additional amount equal to such excise tax and any interest or penalties incurred by Executive with respect thereto (collectively, "EXCISE TAX"), together with any federal and state income, employment and other excise taxes payable by Executive in respect of such payment (and to cover the resulting income, employment, and other excise taxes resulting from each successive payment, and so on as necessary to completely offset the Excise Tax impact). For this purpose, Executive shall be deemed to be subject to the highest marginal rate of federal and state taxes in effect for the taxable period or periods in which such taxes, interest or penalties are imposed, and the federal deduction for state taxes paid shall be determined in accordance with Section 68 of the Code, but shall preserve the Executive's existing deduction for state taxes, if any, with respect to payments other than Excise Tax Payments. This payment shall be made as soon as possible following the date of Executive's Qualifying Termination, but in no event later than 30 calendar days after such date.

                  (c) SUBSEQUENT RECALCULATION OF EXCISE TAX PAYMENT.

                  (i) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is greater than the amount computed pursuant to SECTION 9(b), the Company shall reimburse Executive for any additional amount necessary to make Executive whole (less any amounts received by Executive that Executive would not have received had the computations initially been computed as subsequently adjusted), including the value of any underpaid Excise Tax due to the IRS.

                  (ii) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is less than the amount computed pursuant to SECTION 9(b), Executive shall promptly reimburse the Company for any amounts Executive received pursuant to SECTION 9(b) in excess of the amount necessary to offset all of the Excise Tax impact, including the value of any excise, income and employment taxes. If Executive fails promptly to so reimburse the Company, the Company, in addition to any other remedies available to it, shall be entitled to reduce the amount of any payments due Executive by the amount required to be reimbursed.

                  (iii) Each party shall promptly give the other notice of any IRS inquiry, examination, claim or refund with respect to the applicable or amount of Exercise Tax payable by Executive, and the parties shall cooperate with each other in resolving any issues thereon raised by the IRS.

                  10. COMPETITION AND CONFLICTS OF INTEREST. In consideration of the benefits of this Agreement to him, Executive agrees, simultaneously with the execution hereof to enter into a Non- Competition, Non-Solicitation and Confidentiality Agreement in the form annexed hereto as EXHIBIT A.

                  11. DEFINITIONS.

                  "BENEFICIARY" means, except where otherwise required by the Employee Retirement Income Security Act of 1974 or the terms of an applicable employee benefit plan, the person or persons designated by Executive, in a writing provided to the Company prior to Executive's death, to receive amounts payable to Executive under this Agreement. Subject to such exception, in the absence of such a written beneficiary designation, the Beneficiary shall be Executive's surviving spouse, or if none, Executive's estate.

                  "BOARD" means the Board of Trustees of the Company.

                  "CAUSE" means the occurrence of any one or more of the following as determined in the good faith and reasonable judgment of the Board:

                  (i) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company,

                  (ii) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material harm, financial or otherwise, to the Company, or

                  (iii) the consistent gross neglect of duties, or wanton negligence by Executive in the performance of Executive's duties under this Agreement or, prior to a Change in Control, consistent refusal to use reasonable efforts to perform Executive's duties or comply with Company policies.

                  A termination of Executive's employment shall not be deemed to be for Cause unless each of the following conditions is satisfied:

                  (i) Written notice is provided to Executive not less than 15 days prior to the date of termination setting forth the Company's intention to consider terminating Executive, including a statement of the intended date of termination and a detailed description of the specific facts that the Company believes to constitute Cause;

                  (ii) None of the acts or omissions of Executive which the Company believes to constitute Cause shall have occurred more than 12 months before the earliest date on which any member of the Board who is not a party to the act or omission, knew or should have known of such act or omission;

                  (iii) Executive is offered an opportunity to respond to such statement by appearing in person, together with Executive's legal counsel, before the Board prior to the date of termination;

                  (iv) By the affirmative vote of at least 75% of all the non-employee members of the Board, the Board determines that the specified actions of Executive constituted Cause and that Executive's employment should accordingly be terminated for Cause; and

                  (v) The Company provides Executive a copy of the Board's written determination setting forth in full specifically the basis of such termination for Cause.

                  By determination of the Board, the Company may suspend Executive from his duties for a period of up to 30 days with full pay and benefits hereunder during the period of time in which the Board is making a determination as to whether to terminate Executive for Cause. Any purported termination for Cause by the Company which does not satisfy each substantive and procedural requirement of this definition shall be treated for all purposes under this Agreement as a termination by the Company without Cause.

                  "CHANGE IN CONTROL" means the first to occur of any one or more of the following:

                  (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of conversion rights), (b) any acquisition by the Company, or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors or the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or

                  (iii) The shareholders of the Company approve a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, (a) more than sixty percent (60%) of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Shares of the Company immediately prior to such reorganization, merger of consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Shares of the Company, (b) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger of consolidation, directly or indirectly, twenty percent (20%) or more of the Common Shares of the Company) beneficially owns, directly or indirectly twenty percent (20%) or more of the then outstanding shares of common shares of the company resulting from such reorganization, merger or consolidation, and (c) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger of consolidation; or

                  (iv) The shareholders of the Company approve (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMPANY" has the meaning specified in the introductory paragraph of this Agreement.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board (or such other committee of the Board that may be responsible for executive compensation).

                  "CONTINUATION PERIOD" has the meaning specified in SECTION 9(a)(ii).

                  "EXCESS PARACHUTE PAYMENT" has the meaning specified in
Section 280G of the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  "EXCISE TAX" has the meaning specified in SECTION 9(b).

                  "EXECUTIVE" has the meaning specified in the introductory paragraph of this Agreement.

                  "GOOD REASON" shall mean the occurrence, without Executive's prior written consent, of any one or more of the following:

                  (i) the assignment of Executive of any duties which result in an adverse change in Executive's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by Executive.

                  (ii) any relocation of Executive of more than 35 miles from the place where Executive was located at the time of the Change in Control, or

                  (iii) a reduction or elimination of any component of Executive's rate of compensation, including Base Salary.

                  "INCLUDING" means including without limitation.

                  "QUALIFYING TERMINATION" means the occurrence of any one or more of the following:

                  (i) The Company's termination of Executive's employment other than for Cause within 24 months following a Change in Control;

                  (ii) Executive's voluntary termination of employment for Good Reason within 24 months following a Change in Control; or

                  (iii) A successor of the Company fails to assume expressly the Company's entire obligations under this Agreement prior to becoming such a successor as required by SECTION 12(a)(ii).

                  A Qualifying Termination shall not include a termination of Executive's employment by reason of death, disability, Executive's voluntary termination other than for Good Reason or the Company's termination of Executive's employment for Cause. Notwithstanding the foregoing, if Executive's employment is terminated before a Change in Control and Executive can reasonably demonstrate that the termination by the Company or the actions constituting Good Reason for termination by the Executive were at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control who then effects a Change in Control, then the date of the Change in Control shall be deemed to be the date immediately prior to Executive's termination of employment.

                  "SECTION" shall, unless the context otherwise requires, mean a section of this Agreement.

                  "SUBSIDIARY" means a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common shares.

                  12. ASSIGNMENT.

                  (a) ASSIGNMENT BY THE COMPANY.

                  (i) This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors. Any such successor shall be deemed to be the Company for all purposes of this Agreement. As used in this Agreement, the term "successor" shall mean any surviving corporation in a merger or consolidation, or any person, corporation, partnership, or other business entity which, whether by purchase or otherwise, acquires all or substantially all of the assets of the Company. Notwithstanding such assignment, the Company shall remain, with such successor, jointly and severally liable for all its obligations hereunder. Without limiting the generality of the foregoing, it is specifically agreed that an assignment of this Agreement by the Company will not diminish Executive's rights under SECTIONS 9 and 10 hereof.

                  (ii) The Company shall require any successor to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession were to take place.

                  (iii) Except as provided in this SECTION 12(a), this Agreement may not be assigned by the Company.

                  (b) EXECUTIVE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, and administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amounts payable to Executive under this Agreement remain outstanding, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Beneficiary.

                  13. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing, signed by the party giving notice, and sent by personal messenger, facsimile, overnight mail or deposited, postage prepaid, certified mail, return receipt requested, in the United States mail, and addressed as provided in Schedule A, if to the Employee and as follows, if to the Company:

                           CenterPoint Properties Trust
                           1808 Swift Road
                           Oak Brook, IL  60523-1501
                           Facsimile:  630-586-8010

                  Notices sent by personal messenger, facsimile or overnight mail shall be deemed received upon delivery of same. Notices sent by United States mail shall be deemed received three (3) days after deposit in the United States mail service.

                  14. ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between Executive and the Company, with respect to the subject matter hereof and constitutes the entire agreement of the parties with respect thereto. The captions of this Agreement are not part of the provisions hereof and shall be of no effect.

                  15. ENFORCEMENT. The Company shall reimburse Executive for the reasonable fees and expenses (including legal fees) incurred in connection with the enforcement of Executive's right to receive payments hereunder in the event that Executive successfully recovers any such payments.

                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  17. SEVERABILITY. If any provision of this agreement shall be held invalid or unenforceable, the remainder shall remain in full force and effect.

                  18. TITLES AND HEADINGS. Titles and headings to paragraphs herein are for purposes of reference only and in no way shall limit, define or otherwise affect the provisions hereof.

                  19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year written above.

                               /s/ ROCKFORD O. KOTTKA
                               -------------------------
                               Rockford O. Kottka



                               CENTERPOINT PROPERTIES TRUST


                               By:  /s/ JOHN S. GATES
                                    --------------------------------------
                               Its:  President
                                    --------------------------------------

                                                                      SCHEDULE A



NAME:                               Rockford O. Kottka

ADDRESS:                            224 Crabapple Lane, Valparaiso, IN  46383


TITLE:                              Senior Vice President and Treasurer

RESPONSIBILITIES:

Responsible for all accounting policies and processes, accounting internal controls and procedures, taxes, corporate finance, cash management and financial reporting, ensuring the integrity of the company's financial reports and those of its affiliates. Responsible for management and administration of Human Resources and employee benefits.

- Manages the internal and external reporting process for CenterPoint's financial position and results of operations
-    Serves as member of the Investment Committee
- Manages and staffs the accounting department to meet both internal and external financial reporting requirements and operational needs
- Coordinates tax issues, income tax return preparation, outside audits and reporting requirements in compliance with GAAP and SEC requirements
- Manages Human Resources, non-executive staffing, training programs, employee benefits and policy and legal issues pertaining to employees
-    Completes work consistent with corporate processes and policies
- Reviews and proposes transaction structures for consistency with GAAP and tax reporting policies
- Reviews, manages and evaluates daily cash flow; arranges for short-term investment of cash balances or short-range financing as appropriate and meet operational and capital needs
- Analysis and documentation of corporate and property variances, communicating findings to peers
- Develops the budgeting schedule for key budget process dates and distributes the schedule to property operations
-    Presents strategic investment and operational assumptions to the Investment
-    Committee for approval during the budget review process
- Reports and communicates to the CenterPoint's audit committee
- Prescribes an adequate system of internal controls to assure proper stewardship of assets and to assure accuracy, and adequacy of, accounting records and documentation; including appropriate procedures, manuals and standard practice instruction
- Directs an adequate internal audit function to assure compliance with control and accounting policies and procedures and effectiveness of management control
- Secures certification of financial results by the outside audit firm by serving as the principle contact for, and cooperating appropriately with, the audit firm
- Keeps abreast of current developments and strategies in the areas of REIT and real estate taxation accounting and financial reporting
- Oversees the cash management function, ensuring cash is properly safeguarded and is efficiently managed, resulting in maximum investment returns
- Signs off approval at the completion of due diligence for proposed acquisition deals
-    Understands and works toward the Zero Tenant Unhappiness standard








BASE SALARY:                        $ 135,000.00


CASH INCENTIVE TARGET PERCENTAGE:

Target = 35% of base salary

STOCK OPTION PLAN TARGET GRANT AND RANGE:

35,000 Options at market price determined by the compensation committee. "Minimum" and "Maximum" range to be determined annually by compensation.

                                                                       EXHIBIT A


         NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT


                  THIS AGREEMENT is made this ______ day of _____________, 1999 by and between __________ (the "Executive") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "Company").

                                    RECITALS

                  A. The Company is engaged in the business of owning, managing, operating and leasing real estate, primarily warehouse, airport and industrial property.

                  B. The Executive and the Company are entering into an Employment and Severance Agreement dated of even date herewith (the "EMPLOYMENT AGREEMENT") which provides that the Executive will hold the position of __________ within the Company.

                  C. The Executive recognizes and acknowledges that the business of the Company is highly competitive and that by reason of his employment by the Company he has and will continue to have access to confidential and proprietary information regarding the Company and its business.

                  D. As a condition to the Company entering into the Employment Agreement, in order to protect the Company's business relationships and good will, and to guard against conflicts of interest the Executive is willing to enter into this Agreement.

                  In consideration of the foregoing recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. COVENANT NOT TO COMPETE. The Executive agrees that during the term of his employment with the Company and for a period of two years thereafter (the "NON- COMPETITION PERIOD"), he will not anywhere where the Company or any of its subsidiaries or affiliates does business or contemplates doing business directly or indirectly, manage, operate, join, control, be employed by or participate in the ownership, management, operation or control, or be connected personally in any manner with any business which primarily acquires, owns, develops, operates, leases and/or manages industrial, warehouse or airport real estate for development and investment purposes or any business which provides consulting, leasing, management, or brokerage services to such businesses (the "Real Estate Business"), subject to the following exceptions:

                  A. the Executive may continue to be a limited partner in any limited partnership engaged in the Real Estate Business in which he is a limited partner on the date of this Agreement, and

                  B. the Executive may engage in such other activities related to the Real Estate business as the Company's independent directors from time to time may approve; provided that in no event shall any such activities interfere with the performance of the Executive's duties under the Employment Agreement.

                  2. NON-SOLICITATION. During the Non-competition Period, the Executive shall not (a) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave the employ of the Company or any of its subsidiaries, or in any way interfere with the relationship between the Company or any of its subsidiaries and any employee thereof, (b) hire directly or through another entity any person who was an employee of the Company or any of its subsidiaries at any time during the Non-competition Period, or (c) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation with the Company or any of its subsidiaries.

                  3.  NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

                  (a) The Executive shall not disclose or use at any time, either during his employment with the Company or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Executive's performance of duties assigned to Executive by the Company. The Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

                  (b) As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company and its subsidiaries in connection with their business. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date the Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

                  4. SPECIFIC PERFORMANCE. The parties agree that the Executive's services are of a special, unique and extraordinary character, that it would be extremely difficult to quantify the money damages which would accrue to the Company by reason of the Executive's failure to perform any of his obligations under this Agreement, that it would be extremely difficult to replace such services, and that any violation of the provisions of this paragraph would be likely to be highly injurious to the Company. By reason of the foregoing, the Executive consents and agrees that if he violates any of the provisions of this Agreement the Company shall be entitled, in addition to any other rights and remedies that it may have including money damages to apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any continuing violation of the provisions hereof. Therefore, if the Company shall institute any action or proceeding to enforce the provisions of this Agreement against the Executive, the Executive hereby waives the claim or defense that there is an adequate remedy at law and agrees in any such action or proceeding not to interpose the claim or defense that such remedy exists at law. The parties hereby specifically affirm the appropriateness of injunctive or other equitable relief in any such action.

                  5. MODIFICATION. If in connection with any action taken by the Company to enforce the provisions of this Agreement, a court shall hold that all or any portion of the restrictions contained herein are unreasonable under the circumstances then existing so as to render such restrictions invalid or unenforceable, the parties agree that any court of competent jurisdiction may reform such unreasonable restrictions to the extent necessary to make such restrictions reasonable under the circumstances then existing so as to render such restrictions both valid an enforceable.

                  6. BREACH. In the event that the Company hereafter believes that the Executive has breached any of the covenants of this Agreement, it shall notify the Executive of such alleged breach, setting forth the substance of said alleged breach. Within ten (10) days from receipt by the Executive of such notice, the Executive either shall remedy said alleged breach or provide the Company with evidence that the activity concerned was permitted by the provisions of this Agreement.

                  7. NOTICES. All notice required or permitted to be given under this Agreement shall be sufficient if in writing and mailed by certified or registered mail, return receipt requested and postage prepaid, addressed as follows or to such other address as either party shall have notified the other.

                  If to the Executive:

                  [Name]
                  [Address]

                  If to the Company:

                  CenterPoint Properties Trust
                  1808 Swift Road
                  Oak Brook, IL  60523-1501
                  Facsimile:  630-586-8010

                  8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  9. PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

                  10. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, and upon all persons, corporations or entities which shall engage in the business herein contemplated under the control and direction of the parties.

                  11. ENTIRE AGREEMENT. This Agreement and the documents incorporated herein by reference contain the entire agreement and understanding of the parties, and no representations promises, agreements or any understanding, written or oral, not contained herein shall be of any force or effect.

                  12. MODIFICATIONS AND WAIVERS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof, and signed by the party intended to be bound. No waiver of any breach, term or condition of this Agreement by either party shall constitute a subsequent waiver of the same or any other breach, term or condition.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                               ----------------------------------------
                               [Executive]



                               CENTERPOINT PROPERTIES TRUST


                               By:
                                    --------------------------------------
                               Its:
                                    --------------------------------------

                       EMPLOYMENT AND SEVERANCE AGREEMENT

                  THIS EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is entered into as of the 12th day of March, 1999, by and between Paul T. Ahern ("EXECUTIVE") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "COMPANY"). Certain terms used herein are defined in SECTION 11.

                                    RECITALS

                  A. The Company is in the business of owning, managing, acquiring, leasing and developing real estate.

                  B. Executive is knowledgeable and experienced in certain aspects of the Company's business.

                  C. The Company desires to employ Executive, and Executive desires to accept such employment with the Company, in each case upon the terms and subject to the conditions hereinafter provided.

                  D. The Company recognizes that the possibility of a change in control of the Company may result in the departure or distraction of management to the detriment of the Company and its share owners.

                  E. The Company wishes to assure Executive of certain benefits should Executive's employment terminate following a change in control of the Company.

                  In consideration of the foregoing recitals and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. EMPLOYMENT. The Company hereby agrees to employ Executive for the term of this Agreement, and Executive hereby agrees to accept such employment.

                  2. DUTIES. Executive shall serve in the capacity listed on SCHEDULE A, with the executive duties generally associated with such position, together with such further and additional duties of an executive nature as from time to time may be assigned to him by the person or body specified in SCHEDULE A, to whom he is to report. Executive shall report directly to the person or body specified in SCHEDULE A and shall be furnished with office space, secretarial support and other assistance reasonably necessary to carry out his duties. During the term of this Agreement, Executive will devote his best efforts and his full business time and attention (exclusive of vacation periods, holidays or periods of illness or incapacity) to the business of the Company and his duties hereunder; provided, however, that Executive may devote a reasonable amount of his time to industry, civic and community matters.

                  3. TERM. This Agreement shall continue in full force and effect for a period of five years from the date hereof unless earlier terminated as provided in SECTION 4. Upon a Change in Control, the term of this Agreement shall automatically be extended to the extent necessary so that the term will end no sooner than 24 months after such Change in Control.

                  4. TERMINATION. This Agreement shall terminate prior to the term specified in SECTION 3 hereof:

                  (a) if Executive shall die or if the Board of Directors determines based upon reasonable medical evidence that he is no longer able to adequately perform his duties due to disability;

                  (b) at the Company's election other than for Cause, upon delivery to Executive of 60 days advance written notice by the Company of its intent to terminate;

                  (c) at the Company's election for Cause; and

                  (d) at Executive's election, upon delivery to the Company of six months advance written notice by Executive of Executive's intent to terminate this Agreement (except that such advance notice shall not be required after a Change in Control).

                  5. BASE SALARY. In consideration of the services rendered by Executive hereunder, the Company agrees to pay to Executive a base salary (the "BASE SALARY") payable in equal monthly installments. The Base Salary shall be as provided in SCHEDULE A until the next annual review thereof by the Board and thereafter shall be subject to annual review and increase by the Board at its sole discretion.

                  6. STOCK AND BONUS PLANS. Executive shall be entitled to participate in the 1993 Stock Option Plan, as amended, and incentive cash bonus plan established by the Company for its executive and managerial employees. Executive's bonus and stock option grant target and range shall be as provided in SCHEDULE A hereto until the next annual review thereof by the Board and thereafter shall be subject to annual review by the Compensation Committee of the Board at its sole discretion. Actual annual bonus and option grants will be based on Executive's performance and the results of the Company with respect to annual goals, as determined by the Compensation Committee of the Board and approved by the Board of Trustees in its discretion.

                  7. OTHER BENEFITS. Executive shall be entitled to the following benefits, and specific benefits listed in SCHEDULE A attached hereto:

                  (a) life, disability, medical insurance and other benefit plans which the Company maintains for the benefit of its executive and managerial employees;

                  (b) participation in the Company's qualified 401(k) plan;

                  (c) paid vacations and holidays in accordance with polices established by the Company for its executive and managerial employees;

                  (d) reimbursement for such travel, entertainment and other business expenses reasonably incurred by Executive in connection with the performance of his duties hereunder upon presentation by Executive to the Company of substantiating evidence thereof in such form as the Company may reasonably require;

                  (e) recognizing that business promotion and entertainment of clients and prospective clients are important aspect of Executive's job responsibilities, the Company will pay club dues, membership fees and other related or similar club expenses, including, without limitation, initiation fees and entertainment expenses for memberships in such professional or social clubs or other organizations (in addition to any specified in SCHEDULE A) as the Chief Executive Officer in his discretion deems appropriate;

                  (f) use of an automobile, provided by the Company and consistent with its policy, including a car phone, automotive insurance coverage and reimbursement for maintenance; and

                  (g) reimbursement for reasonable tax preparation costs.

                  In addition to the foregoing benefits, the Company will use its best efforts to obtain and maintain directors' and officers' liability insurance for the benefit of Executive and the other directors and officers of the Company.

                  8.  PAYMENTS ON TERMINATION. Except as otherwise provided in
SECTION 9 of this Agreement,

                  (a) On termination of this Agreement, the Company shall pay to Executive that portion of Executive's Base Salary payable through the effective date of the termination.

                  (b) If this Agreement is terminated pursuant to SECTION 4(a) or 4(b) prior to the end of a year and such termination is not a Qualifying Termination, the Company shall pay to Executive a pro-rated incentive equal to:

                  (i) Executive's annual cash bonus for the prior year, multiplied by

                  (ii)a fraction, (A) the numerator of which is the number of calendar months

         (counting a partial calendar month as a full month) that have elapsed (in the calendar year in which Executive's effective date of termination occurs) prior to (x) in the case of termination pursuant to
         SECTION 4(a), the date of Executive's death or disability or (y) in the case of termination pursuant to SECTION 4(b), the effective date of termination, and (B) and the denominator of which is 12.

                  (c) In the case of a termination pursuant to SECTION 4(b) hereof that is not a Qualifying Termination, Executive shall be entitled to a monthly payment equal to his monthly salary at the time of termination plus one-twelfth of his prior year bonus payable for a period of 24 months following the effective date of termination.

                  (d) In the case of any termination, all vested stock options held by Executive shall, except as otherwise provided in such options or in the plan governing them, remain exercisable for 90 days thereafter and in the case of a termination pursuant to SECTION 4(a) or SECTION 4(b) all unvested stock options and restricted stock held by Executive shall vest immediately.

                  9. CHANGE IN CONTROL PAYMENTS.

                  (a) BENEFITS PAYABLE. In the event Executive has a Qualifying Termination, the Company shall provide Executive all of the following severance benefits ("SEVERANCE BENEFITS"):

                  (i) The Company shall pay to Executive each of the following:

                           (A) The amounts specified in SECTION 8(a) and SECTION
8(b).

                           (B) Three times Executive's Base Salary in
                               effect upon the date of the Qualifying
                               Termination or, if greater, three times
                               Executive's Base Salary in effect
                               immediately prior to the occurrence of the Change of Control.

                           (C) Three times Executive's prior year cash bonus.

                           (D) Payment or reimbursement (at Executive's option)
                               for outplacement services of a scope and nature customary for executives holding comparable positions and provided by a nationally-recognized outplacement firm of Executive's selection, for a period of up to two years commencing on the date of Executive's Qualifying Termination. Notwithstanding the foregoing, the aggregate amount of such reimbursement shall not exceed 25% of Executive's Base Salary as of the date of the Qualifying Termination.

                           (E) All other compensation and benefits to which
                               Executive has a vested
                               right on the date of the Qualifying
                               Termination, except to the extent Executive elects to receive payment of such compensation at a later date.

                  (ii) The Company shall continue Executive's health benefit coverage (at the same cost to Executive, and at the same coverage level, as in effect as of the date of the Qualifying Termination) for 36 months from the date of the Qualifying Termination (the "CONTINUATION PERIOD"). The required COBRA health benefit continuation period shall begin concurrently with the start of this benefit continuation period, subject to the following: Except as otherwise required by COBRA, the providing of this post-employment health benefit coverage by the Company shall be discontinued prior to the end of the Continuation Period to the extent that similar benefits are available to Executive from a subsequent employer, as determined by the Board or the Compensation Committee in the exercise of good faith and reasonable judgment, except that, to the extent such subsequent coverage excludes (or would exclude) preexisting conditions, such post-employment coverage shall be continued. Executive shall from time to time promptly provide the Board written notice, in reasonable detail, of the availability of health benefit coverage from a subsequent employer.

                  (iii) Executive shall have the rights specified in SECTION 8(d), with a Qualifying Termination for Good Reason being treated for such purposes as a termination pursuant to SECTION 4(b).

                  (iv) All of the Severance Benefits described in SECTION 9(a)(i) shall be paid in cash to Executive in a single lump sum as soon as possible after the effective date of the Qualifying Termination (but in no event more than 10 days after such date), except that the Severance Benefits described in SECTION 9(a)(i)(d) shall be paid or reimbursed to Executive promptly following submission of an invoice of the firm providing the outplacement services described in such subsection. Executive shall not be obligated to seek other employment or take any other action to mitigate the amounts payable to Executive under this Agreement.

                  (b) EXCISE TAX PAYMENT. If any portion of the amounts payable under SECTION 9(a), or under any other agreement with, or plan of the Company, including stock options, restricted stock, or other long-term incentives or compensation arrangements would constitute an Excess Parachute Payment, such that an excise tax is payable under Section 4999 of the Code in respect of such amounts, then the Company shall pay to Executive, in cash, an additional amount equal to such excise tax and any interest or penalties incurred by Executive with respect thereto (collectively, "EXCISE TAX"), together with any federal and state income, employment and other excise taxes payable by Executive in respect of such payment (and to cover the resulting income, employment, and other excise taxes resulting from each successive payment, and so on as necessary to completely offset the Excise Tax impact). For this purpose, Executive shall be deemed to be subject to the highest marginal rate of federal and state taxes in effect for the taxable period or periods in which such taxes, interest or penalties are imposed, and the federal deduction for state taxes paid shall be determined in accordance with Section 68 of the Code, but shall preserve the Executive's existing deduction for state taxes, if any, with respect to payments other than Excise Tax Payments. This payment shall be made as soon as possible following the date of Executive's Qualifying Termination, but in no event later than 30 calendar days after such date.

                  (c) SUBSEQUENT RECALCULATION OF EXCISE TAX PAYMENT.

                  (i) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is greater than the amount computed pursuant to SECTION 9(b), the Company shall reimburse Executive for any additional amount necessary to make Executive whole (less any amounts received by Executive that Executive would not have received had the computations initially been computed as subsequently adjusted), including the value of any underpaid Excise Tax due to the IRS.

                  (ii) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is less than the amount computed pursuant to SECTION 9(b), Executive shall promptly reimburse the Company for any amounts Executive received pursuant to SECTION 9(b) in excess of the amount necessary to offset all of the Excise Tax impact, including the value of any excise, income and employment taxes. If Executive fails promptly to so reimburse the Company, the Company, in addition to any other remedies available to it, shall be entitled to reduce the amount of any payments due Executive by the amount required to be reimbursed.

                  (iii) Each party shall promptly give the other notice of any IRS inquiry, examination, claim or refund with respect to the applicable or amount of Exercise Tax payable by Executive, and the parties shall cooperate with each other in resolving any issues thereon raised by the IRS.

                  10. COMPETITION AND CONFLICTS OF INTEREST. In consideration of the benefits of this Agreement to him, Executive agrees, simultaneously with the execution hereof to enter into a Non-Competition, Non-Solicitation and Confidentiality Agreement in the form annexed hereto as EXHIBIT A.

                  11. DEFINITIONS.

                  "BENEFICIARY" means, except where otherwise required by the Employee Retirement Income Security Act of 1974 or the terms of an applicable employee benefit plan, the person or persons designated by Executive, in a writing provided to the Company prior to Executive's death, to receive amounts payable to Executive under this Agreement. Subject to such exception, in the absence of such a written beneficiary designation, the Beneficiary shall be Executive's surviving spouse, or if none, Executive's estate.

                  "BOARD" means the Board of Trustees of the Company.

                  "CAUSE" means the occurrence of any one or more of the following as determined in the good faith and reasonable judgment of the Board:

                  (i) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company,

                  (ii) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material harm, financial or otherwise, to the Company, or

                  (iii) the consistent gross neglect of duties, or wanton negligence by Executive in the performance of Executive's duties under this Agreement or, prior to a Change in Control, consistent refusal to use reasonable efforts to perform Executive's duties or comply with Company policies.

                  A termination of Executive's employment shall not be deemed to be for Cause unless each of the following conditions is satisfied:

                  (i) Written notice is provided to Executive not less than 15 days prior to the date of termination setting forth the Company's intention to consider terminating Executive, including a statement of the intended date of termination and a detailed description of the specific facts that the Company believes to constitute Cause;

                  (ii) None of the acts or omissions of Executive which the Company believes to constitute Cause shall have occurred more than 12 months before the earliest date on which any member of the Board who is not a party to the act or omission, knew or should have known of such act or omission;

                  (iii) Executive is offered an opportunity to respond to such statement by appearing in person, together with Executive's legal counsel, before the Board prior to the date of termination;

                  (iv) By the affirmative vote of at least 75% of all the non-employee members of the Board, the Board determines that the specified actions of Executive constituted Cause and that Executive's employment should accordingly be terminated for Cause; and

                  (v) The Company provides Executive a copy of the Board's written determination setting forth in full specifically the basis of such termination for Cause.

                  By determination of the Board, the Company may suspend Executive from his duties for a period of up to 30 days with full pay and benefits hereunder during the period of time in which the Board is making a determination as to whether to terminate Executive for Cause. Any purported termination for Cause by the Company which does not satisfy each substantive and procedural requirement of this definition shall be treated for all purposes under this Agreement as a termination by the Company without Cause.

                  "CHANGE IN CONTROL" means the first to occur of any one or more of the following:

                  (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of conversion rights), (b) any acquisition by the Company, or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors or the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or

                  (iii) The shareholders of the Company approve a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, (a) more than sixty percent (60%) of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Shares of the Company immediately prior to such reorganization, merger of consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Shares of the Company, (b) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger of consolidation, directly or indirectly, twenty percent (20%) or more of the Common Shares of the Company) beneficially owns, directly or indirectly twenty percent (20%) or more of the then outstanding shares of common shares of the company resulting from such reorganization, merger or consolidation, and (c) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger of consolidation; or

                  (iv) The shareholders of the Company approve (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMPANY" has the meaning specified in the introductory paragraph of this Agreement.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board (or such other committee of the Board that may be responsible for executive compensation).

                  "CONTINUATION PERIOD" has the meaning specified in SECTION 9(A)(II).

                  "EXCESS PARACHUTE PAYMENT" has the meaning specified in
Section 280G of the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  "EXCISE TAX" has the meaning specified in SECTION 9(B).

                  "EXECUTIVE" has the meaning specified in the introductory paragraph of this Agreement.

                  "GOOD REASON" shall mean the occurrence, without Executive's prior written consent, of any one or more of the following:

                  (i) the assignment of Executive of any duties which result in an adverse change in Executive's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by Executive.

                  (ii) any relocation of Executive of more than 35 miles from the place where Executive was located at the time of the Change in Control, or

                  (iii) a reduction or elimination of any component of Executive's rate of compensation, including Base Salary.

                  "INCLUDING" means including without limitation.

                  "QUALIFYING TERMINATION" means the occurrence of any one or more of the following:

                  (i) The Company's termination of Executive's employment other than for Cause within 24 months following a Change in Control;

                  (ii) Executive's voluntary termination of employment for Good Reason within 24 months following a Change in Control; or

                  (iii) A successor of the Company fails to assume expressly the Company's entire obligations under this Agreement prior to becoming such a successor as required by SECTION 12(a)(ii).

                  A Qualifying Termination shall not include a termination of Executive's employment by reason of death, disability, Executive's voluntary termination other than for Good Reason or the Company's termination of Executive's employment for Cause. Notwithstanding the foregoing, if Executive's employment is terminated before a Change in Control and Executive can reasonably demonstrate that the termination by the Company or the actions constituting Good Reason for termination by the Executive were at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control who then effects a Change in Control, then the date of the Change in Control shall be deemed to be the date immediately prior to Executive's termination of employment.

                  "SECTION" shall, unless the context otherwise requires, mean a section of this Agreement.

                  "SUBSIDIARY" means a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common shares.

                  12. ASSIGNMENT.

                  (a) ASSIGNMENT BY THE COMPANY.

                  (i) This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors. Any such successor shall be deemed to be the Company for all purposes of this Agreement. As used in this Agreement, the term "successor" shall mean any surviving corporation in a merger or consolidation, or any person, corporation, partnership, or other business entity which, whether by purchase or otherwise, acquires all or substantially all of the assets of the Company. Notwithstanding such assignment, the Company shall remain, with such successor, jointly and severally liable for all its obligations hereunder. Without limiting the generality of the foregoing, it is specifically agreed that an assignment of this Agreement by the Company will not diminish Executive's rights under SECTIONS 9 and 10 hereof.

                  (ii) The Company shall require any successor to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession were to take place.

                  (iii) Except as provided in this SECTION 12(a), this Agreement may not be assigned by the Company.

                  (b) EXECUTIVE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, and administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amounts payable to Executive under this Agreement remain outstanding, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Beneficiary.

                  13. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing, signed by the party giving notice, and sent by personal messenger, facsimile, overnight mail or deposited, postage prepaid, certified mail, return receipt requested, in the United States mail, and addressed as provided in Schedule A, if to the Employee and as follows, if to the Company:

                           CenterPoint Properties Trust
                           1808 Swift Road
                           Oak Brook, IL  60523-1501
                           Facsimile:  630-586-8010

                  Notices sent by personal messenger, facsimile or overnight mail shall be deemed received upon delivery of same. Notices sent by United States mail shall be deemed received three (3) days after deposit in the United States mail service.

                  14. ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between Executive and the Company, with respect to the subject matter hereof and constitutes the entire agreement of the parties with respect thereto. The captions of this Agreement are not part of the provisions hereof and shall be of no effect.

                  15. ENFORCEMENT. The Company shall reimburse Executive for the reasonable fees and expenses (including legal fees) incurred in connection with the enforcement of Executive's right to receive payments hereunder in the event that Executive successfully recovers any such payments.

                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  17. SEVERABILITY. If any provision of this agreement shall be held invalid or unenforceable, the remainder shall remain in full force and effect.

                  18. TITLES AND HEADINGS. Titles and headings to paragraphs herein are for purposes of reference only and in no way shall limit, define or otherwise affect the provisions hereof.

                  19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year written above.

                                  /s/ PAUL T. AHERN
                                  -------------------------
                                  Paul T. Ahern



                                  CENTERPOINT PROPERTIES TRUST


                                  By:  /s/ JOHN S. GATES
                                       --------------------------------------
                                  Its: President
                                       --------------------------------------

                                                                      SCHEDULE A


NAME:                        Paul T. Ahern

ADDRESS:                     438 Dogwood Court, Deer Park, IL 60010

TITLE: Executive Vice President, Chief Investment Officer, Director of Property Operations

RESPONSIBILITIES:

Ultimate responsibility for all portfolio property operations and functions ensuring that the ZTU standard is achieved, properties are operated profitably and efficiently, property assets are maintained in superior condition and building occupancies are at maximum levels. Responsible for identifying, preparing, marketing and executing all property dispositions as approved by the investment committee and board

-    Maximizing portfolio occupancy
-    Maximizing "same store growth" and rental rates
- Maximizes and manages relationships and interaction with Industrial Brokerage community
- Manages the Regional Managers and Property Managers in all aspects of their duties including property operations, building maintenance and leasing
- Manages and is ultimately responsible for all construction and other capital improvements pertaining to all properties in CenterPoint's portfolio
- Completes work consistent with corporate processes and policies
- Attends monthly variance meetings to keep apprised of property financial results, providing direction and guidance to steer a profitable and efficient course for property operations
-    Fosters a culture of Zero Tenant Unhappiness
- Meets with tenants on outstanding/unresolved issues and works toward their resolution
- Oversees lease deals and Regional Managers in complex tenant lease negotiations
- Directs property management in preparation of the annual operating budgets
- Reviews the property budgets several times with a final review after expense recovery assumptions are input by accounting
- Coordinates the all-day (budget) review, prioritizing different projects by complexity of property and scheduling a half-day review of the budgets with appropriate Property Manager
- Presents the proposed budgets to the Investment Committee for final approval
- Evaluates and seeks appropriate approval (per Governance Policies) for all capital, income and expense variances
-    Responsible for billing and collections tenant issues


BASE SALARY:                        $ 200,000.00

CASH INCENTIVE TARGET PERCENTAGE:
Target = 35% of base salary

STOCK OPTION PLAN TARGET GRANT AND RANGE:

35,000 Options at market price determined by the compensation committee. "Minimum" and "Maximum" range to be determined annually by compensation committee.

SPECIFIC BENEFITS:

- Club memberships equivalent to the following dues and business expenses to be paid by company:

   1. Winstone Country Club

                                                                       EXHIBIT A


         NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT


                 THIS AGREEMENT is made this ______ day of _____________, 1999 by and between __________ (the "Executive") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "Company").

                               RECITALS

                 A. The Company is engaged in the business of owning, managing, operating and leasing real estate, primarily warehouse, airport and industrial property.

                 B. The Executive and the Company are entering into an Employment and Severance Agreement dated of even date herewith (the "EMPLOYMENT AGREEMENT") which provides that the Executive will hold the position of __________ within the Company.

                 C. The Executive recognizes and acknowledges that the business of the Company is highly competitive and that by reason of his employment by the Company he has and will continue to have access to confidential and proprietary information regarding the Company and its business.

                 D. As a condition to the Company entering into the Employment Agreement, in order to protect the Company's business relationships and good will, and to guard against conflicts of interest the Executive is willing to enter into this Agreement.

                 In consideration of the foregoing recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1. COVENANT NOT TO COMPETE. The Executive agrees that during the term of his employment with the Company and for a period of two years thereafter (the "NON-COMPETITION PERIOD"), he will not anywhere where the Company or any of its subsidiaries or affiliates does business or contemplates doing business directly or indirectly, manage, operate, join, control, be employed by or participate in the ownership, management, operation or control, or be connected personally in any manner with any business which primarily acquires, owns, develops, operates, leases and/or manages industrial, warehouse or airport real estate for development and investment purposes or any business which provides consulting, leasing, management , or brokerage services to such businesses (the "Real Estate Business"), subject to the following exceptions:

                 A. the Executive may continue to be a limited partner in any limited partnership engaged in the Real Estate Business in which he is a limited partner on the date of this Agreement, and

                 B. the Executive may engage in such other activities related to the Real Estate business as the Company's independent directors from time to time may approve; provided that in no event shall any such activities interfere with the performance of the Executive's duties under the Employment Agreement.

                 2. NON-SOLICITATION. During the Non-competition Period, the Executive shall not (a) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave the employ of the Company or any of its subsidiaries, or in any way interfere with the relationship between the Company or any of its subsidiaries and any employee thereof,
(b) hire directly or through another entity any person who was an employee of the Company or any of its subsidiaries at any time during the Non-competition Period, or (c) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation with the Company or any of its subsidiaries.

                 3.  NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

                 (a) The Executive shall not disclose or use at any time, either during his employment with the Company or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Executive's performance of duties assigned to Executive by the Company. The Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

                 (b) As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company and its subsidiaries in connection with their business. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date the Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

                 4. SPECIFIC PERFORMANCE. The parties agree that the Executive's services are of a special, unique and extraordinary character, that it would be extremely difficult to quantify the money damages which would accrue to the Company by reason of the Executive's failure to perform any of his obligations under this Agreement, that it would be extremely difficult to replace such services, and that any violation of the provisions of this paragraph would be likely to be highly injurious to the Company. By reason of the foregoing, the Executive consents and agrees that if he violates any of the provisions of this Agreement the Company shall be entitled, in addition to any other rights and remedies that it may have including money damages to apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any continuing violation of the provisions hereof. Therefore, if the Company shall institute any action or proceeding to enforce the provisions of this Agreement against the Executive, the Executive hereby waives the claim or defense that there is an adequate remedy at law and agrees in any such action or proceeding not to interpose the claim or defense that such remedy exists at law. The parties hereby specifically affirm the appropriateness of injunctive or other equitable relief in any such action.

                 5. MODIFICATION. If in connection with any action taken by the Company to enforce the provisions of this Agreement, a court shall hold that all or any portion of the restrictions contained herein are unreasonable under the circumstances then existing so as to render such restrictions invalid or unenforceable, the parties agree that any court of competent jurisdiction may reform such unreasonable restrictions to the extent necessary to make such restrictions reasonable under the circumstances then existing so as to render such restrictions both valid an enforceable.

                 6. BREACH. In the event that the Company hereafter believes that the Executive has breached any of the covenants of this Agreement, it shall notify the Executive of such alleged breach, setting forth the substance of said alleged breach. Within ten (10) days from receipt by the Executive of such notice, the Executive either shall remedy said alleged breach or provide the Company with evidence that the activity concerned was permitted by the provisions of this Agreement.

                 7. NOTICES. All notice required or permitted to be given under this Agreement shall be sufficient if in writing and mailed by certified or registered mail, return receipt requested and postage prepaid, addressed as follows or to such other address as either party shall have notified the other.

             If to the Executive:

             [Name]
             [Address]

             If to the Company:

             CenterPoint Properties Trust
             1808 Swift Road
             Oak Brook, IL  60523-1501
             Facsimile:  630-586-8010

             8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

             9. PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

             10. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, and upon all persons, corporations or entities which shall engage in the business herein contemplated under the control and direction of the parties.

             11. ENTIRE AGREEMENT. This Agreement and the documents incorporated herein by reference contain the entire agreement and understanding of the parties, and no representations promises, agreements or any understanding, written or oral, not contained herein shall be of any force or effect.

             12. MODIFICATIONS AND WAIVERS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof, and signed by the party intended to be bound. No waiver of any breach, term or condition of this Agreement by either party shall constitute a subsequent waiver of the same or any other breach, term or condition.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    ----------------------------------------
                                   [Executive]



                                    CENTERPOINT PROPERTIES TRUST


                                    By:
                                         --------------------------------------
                                    Its:
                                          -------------------------------------

                       EMPLOYMENT AND SEVERANCE AGREEMENT

                  THIS EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is entered into as of the 12th day of March, 1999, by and between Mike M. Mullen ("EXECUTIVE") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "COMPANY"). Certain terms used herein are defined in SECTION 11.

                                    RECITALS

                  A. The Company is in the business of owning, managing, acquiring, leasing and developing real estate.

                  B. Executive is knowledgeable and experienced in certain aspects of the Company's business.

                  C. The Company desires to employ Executive, and Executive desires to accept such employment with the Company, in each case upon the terms and subject to the conditions hereinafter provided.

                  D. The Company recognizes that the possibility of a change in control of the Company may result in the departure or distraction of management to the detriment of the Company and its share owners.

                  E. The Company wishes to assure Executive of certain benefits should Executive's employment terminate following a change in control of the Company.

                  In consideration of the foregoing recitals and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. EMPLOYMENT. The Company hereby agrees to employ Executive for the term of this Agreement, and Executive hereby agrees to accept such employment.

                  2. DUTIES. Executive shall serve in the capacity listed on Schedule A, with the executive duties generally associated with such position, together with such further and additional duties of an executive nature as from time to time may be assigned to him by the person or body specified in SCHEDULE A, to whom he is to report. Executive shall report directly to the person or body specified in SCHEDULE A and shall be furnished with office space, secretarial support and other assistance reasonably necessary to carry out his duties. During the term of this Agreement, Executive will devote his best efforts and his full business time and attention (exclusive of vacation periods, holidays or periods of illness or incapacity) to the business of the Company and his duties hereunder; provided, however, that Executive may devote a reasonable amount of his time to industry, civic and community matters.

                  3. TERM. This Agreement shall continue in full force and effect for a period of five years from the date hereof unless earlier terminated as provided in Section 4. Upon a Change in Control, the term of this Agreement shall automatically be extended to the extent necessary so that the term will end no sooner than 24 months after such Change in Control.

                  4. TERMINATION. This Agreement shall terminate prior to the term specified in Section 3 hereof:

                  (a) if Executive shall die or if the Board of Directors determines based upon reasonable medical evidence that he is no longer able to adequately perform his duties due to disability;

                  (b) at the Company's election other than for Cause, upon delivery to Executive of 60 days advance written notice by the Company of its intent to terminate;

                  (c) at the Company's election for Cause; and

                  (d) at Executive's election, upon delivery to the Company of six months advance written notice by Executive of Executive's intent to terminate this Agreement (except that such advance notice shall not be required after a Change in Control).

                  5. BASE SALARY. In consideration of the services rendered by Executive hereunder, the Company agrees to pay to Executive a base salary (the "Base Salary") payable in equal monthly installments. The Base Salary shall be as provided in Schedule A until the next annual review thereof by the Board and thereafter shall be subject to annual review and increase by the Board at its sole discretion.

                  6. STOCK AND BONUS PLANS. Executive shall be entitled to participate in the 1993 Stock Option Plan, as amended, and incentive cash bonus plan established by the Company for its executive and managerial employees. Executive's bonus and stock option grant target and range shall be as provided in SCHEDULE A hereto until the next annual review thereof by the Board and thereafter shall be subject to annual review by the Compensation Committee of the Board at its sole discretion. Actual annual bonus and option grants will be based on Executive's performance and the results of the Company with respect to annual goals, as determined by the Compensation Committee of the Board and approved by the Board of Trustees in its discretion.

                  7. OTHER BENEFITS. Executive shall be entitled to the following benefits, and specific benefits listed in SCHEDULE A attached hereto:

                  (a) life, disability, medical insurance and other benefit plans which the Company maintains for the benefit of its executive and managerial employees;

                  (b) participation in the Company's qualified 401(k) plan;

                  (c) paid vacations and holidays in accordance with polices established by the Company for its executive and managerial employees;

                  (d) reimbursement for such travel, entertainment and other business expenses reasonably incurred by Executive in connection with the performance of his duties hereunder upon presentation by Executive to the Company of substantiating evidence thereof in such form as the Company may reasonably require;

                  (e) recognizing that business promotion and entertainment of clients and prospective clients are important aspect of Executive's job responsibilities, the Company will pay club dues, membership fees and other related or similar club expenses, including, without limitation, initiation fees and entertainment expenses for memberships in such professional or social clubs or other organizations (in addition to any specified in SCHEDULE A) as the Chief Executive Officer in his discretion deems appropriate;

                  (f) use of an automobile, provided by the Company and consistent with its policy, including a car phone, automotive insurance coverage and reimbursement for maintenance; and

                  (g) reimbursement for reasonable tax preparation costs.

                  In addition to the foregoing benefits, the Company will use its best efforts to obtain and maintain directors' and officers' liability insurance for the benefit of Executive and the other directors and officers of the Company.

                  8.  PAYMENTS ON TERMINATION. Except as otherwise provided in
SECTION 9 of this Agreement,

                  (a) On termination of this Agreement, the Company shall pay to Executive that portion of Executive's Base Salary payable through the effective date of the termination.

                  (b) If this Agreement is terminated pursuant to SECTION 4(a) or 4(b) prior to the end of a year and such termination is not a Qualifying Termination, the Company shall pay to Executive a pro-rated incentive equal to:

                  (i) Executive's annual cash bonus for the prior year,
                      multiplied by

                  (ii)a fraction, (A) the numerator of which is the number of calendar months

         (counting a partial calendar month as a full month) that have elapsed (in the calendar year in which Executive's effective date of termination occurs) prior to (x) in the case of termination pursuant to
         SECTION 4(a), the date of Executive's death or disability or (y) in the case of termination pursuant to SECTION 4(b), the effective date of termination, and (B) and the denominator of which is 12.

                  (c) In the case of a termination pursuant to SECTION 4(b) hereof that is not a Qualifying Termination, Executive shall be entitled to a monthly payment equal to his monthly salary at the time of termination plus one-twelfth of his prior year bonus payable for a period of 24 months following the effective date of termination.

                  (d) In the case of any termination, all vested stock options held by Executive shall, except as otherwise provided in such options or in the plan governing them, remain exercisable for 90 days thereafter and in the case of a termination pursuant to SECTION 4(a) or SECTION 4(b) all unvested stock options and restricted stock held by Executive shall vest immediately.

                  9.       CHANGE IN CONTROL PAYMENTS.

                  (a) BENEFITS PAYABLE. In the event Executive has a Qualifying Termination, the Company shall provide Executive all of the following severance benefits ("Severance Benefits"):

                  (i) The Company shall pay to Executive each of the following:

                           (A) The amounts specified in SECTION 8(a) and SECTION
8(b).

                           (B) Three times Executive's Base Salary in
                               effect upon the date of the Qualifying
                               Termination or, if greater, three times
                               Executive's Base Salary in effect
                               immediately prior to the occurrence of the Change of Control.

                           (C) Three times Executive's prior year cash bonus.

                           (D) Payment or reimbursement (at Executive's
                               option) for outplacement services of a scope and nature customary for executives holding comparable positions and provided by a nationally-recognized outplacement firm of Executive's selection, for a period of up to two years commencing on the date of Executive's Qualifying Termination.
                               Notwithstanding the foregoing, the aggregate amount of such reimbursement shall not exceed 25% of Executive's Base Salary as of the date of the Qualifying Termination.

                           (E) All other compensation and benefits to which
                               Executive has a vested
                               right on the date of the Qualifying
                               Termination, except to the extent Executive elects to receive payment of such compensation at a later date.

                  (ii) The Company shall continue Executive's health benefit coverage (at the same cost to Executive, and at the same coverage level, as in effect as of the date of the Qualifying Termination) for 36 months from the date of the Qualifying Termination (the "CONTINUATION PERIOD"). The required COBRA health benefit continuation period shall begin concurrently with the start of this benefit continuation period, subject to the following: Except as otherwise required by COBRA, the providing of this post-employment health benefit coverage by the Company shall be discontinued prior to the end of the Continuation Period to the extent that similar benefits are available to Executive from a subsequent employer, as determined by the Board or the Compensation Committee in the exercise of good faith and reasonable judgment, except that, to the extent such subsequent coverage excludes (or would exclude) preexisting conditions, such post-employment coverage shall be continued. Executive shall from time to time promptly provide the Board written notice, in reasonable detail, of the availability of health benefit coverage from a subsequent employer.

                  (iii) Executive shall have the rights specified in SECTION 8(d), with a Qualifying Termination for Good Reason being treated for such purposes as a termination pursuant to SECTION 4(b).

                  (iv) All of the Severance Benefits described in SECTION 9(a)(i) shall be paid in cash to Executive in a single lump sum as soon as possible after the effective date of the Qualifying Termination (but in no event more than 10 days after such date), except that the Severance Benefits described in SECTION 9(a)(i)(d) shall be paid or reimbursed to Executive promptly following submission of an invoice of the firm providing the outplacement services described in such subsection. Executive shall not be obligated to seek other employment or take any other action to mitigate the amounts payable to Executive under this Agreement.

                  (b) EXCISE TAX PAYMENT. If any portion of the amounts payable under Section 9(a), or under any other agreement with, or plan of the Company, including stock options, restricted stock, or other long-term incentives or compensation arrangements would constitute an Excess Parachute Payment, such that an excise tax is payable under Section 4999 of the Code in respect of such amounts, then the Company shall pay to Executive, in cash, an additional amount equal to such excise tax and any interest or penalties incurred by Executive with respect thereto (collectively, "EXCISE TAX"), together with any federal and state income, employment and other excise taxes payable by Executive in respect of such payment (and to cover the resulting income, employment, and other excise taxes resulting from each successive payment, and so on as necessary to completely offset the Excise Tax impact). For this purpose, Executive shall be deemed to be subject to the highest marginal rate of federal and state taxes in effect for the taxable period or periods in which such taxes, interest or penalties are imposed, and the federal deduction for state taxes paid shall be determined in accordance with Section 68 of the Code, but shall preserve the Executive's existing deduction for state taxes, if any, with respect to payments other than Excise Tax Payments. This payment shall be made as soon as possible following the date of Executive's Qualifying Termination, but in no event later than 30 calendar days after such date.

                  (c) SUBSEQUENT RECALCULATION OF EXCISE TAX PAYMENT.

                  (i) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is greater than the amount computed pursuant to SECTION 9(b), the Company shall reimburse Executive for any additional amount necessary to make Executive whole (less any amounts received by Executive that Executive would not have received had the computations initially been computed as subsequently adjusted), including the value of any underpaid Excise Tax due to the IRS.

                  (ii) In the event it is finally determined by the IRS that the Excise Tax payable by Executive is less than the amount computed pursuant to SECTION 9(b), Executive shall promptly reimburse the Company for any amounts Executive received pursuant to Section 9(b) in excess of the amount necessary to offset all of the Excise Tax impact, including the value of any excise, income and employment taxes. If Executive fails promptly to so reimburse the Company, the Company, in addition to any other remedies available to it, shall be entitled to reduce the amount of any payments due Executive by the amount required to be reimbursed.

                  (iii) Each party shall promptly give the other notice of any IRS inquiry, examination, claim or refund with respect to the applicable or amount of Exercise Tax payable by Executive, and the parties shall cooperate with each other in resolving any issues thereon raised by the IRS.

                  10. COMPETITION AND CONFLICTS OF INTEREST. In consideration of the benefits of this Agreement to him, Executive agrees, simultaneously with the execution hereof to enter into a Non- Competition, Non-Solicitation and Confidentiality Agreement in the form annexed hereto as Exhibit A.

                  11. DEFINITIONS.

                  "BENEFICIARY" means, except where otherwise required by the Employee Retirement Income Security Act of 1974 or the terms of an applicable employee benefit plan, the person or persons designated by Executive, in a writing provided to the Company prior to Executive's death, to receive amounts payable to Executive under this Agreement. Subject to such exception, in the absence of such a written beneficiary designation, the Beneficiary shall be Executive's surviving spouse, or if none, Executive's estate.

                  "BOARD" means the Board of Trustees of the Company.

                  "CAUSE" means the occurrence of any one or more of the following as determined in the good faith and reasonable judgment of the Board:

                  (i) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company,

                  (ii) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material harm, financial or otherwise, to the Company, or

                  (iii) the consistent gross neglect of duties, or wanton negligence by Executive in the performance of Executive's duties under this Agreement or, prior to a Change in Control, consistent refusal to use reasonable efforts to perform Executive's duties or comply with Company policies.

                  A termination of Executive's employment shall not be deemed to be for Cause unless each of the following conditions is satisfied:

                  (i) Written notice is provided to Executive not less than 15 days prior to the date of termination setting forth the Company's intention to consider terminating Executive, including a statement of the intended date of termination and a detailed description of the specific facts that the Company believes to constitute Cause;

                  (ii) None of the acts or omissions of Executive which the Company believes to constitute Cause shall have occurred more than 12 months before the earliest date on which any member of the Board who is not a party to the act or omission, knew or should have known of such act or omission;

                  (iii) Executive is offered an opportunity to respond to such statement by appearing in person, together with Executive's legal counsel, before the Board prior to the date of termination;

                  (iv) By the affirmative vote of at least 75% of all the non-employee members of the Board, the Board determines that the specified actions of Executive constituted Cause and that Executive's employment should accordingly be terminated for Cause; and

                  (v) The Company provides Executive a copy of the Board's written determination setting forth in full specifically the basis of such termination for Cause.

                  By determination of the Board, the Company may suspend Executive from his duties for a period of up to 30 days with full pay and benefits hereunder during the period of time in which the Board is making a determination as to whether to terminate Executive for Cause. Any purported termination for Cause by the Company which does not satisfy each substantive and procedural requirement of this definition shall be treated for all purposes under this Agreement as a termination by the Company without Cause.

                  "CHANGE IN CONTROL" means the first to occur of any one or more of the following:

                  (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of conversion rights), (b) any acquisition by the Company, or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors or the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or

                  (iii) The shareholders of the Company approve a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, (a) more than sixty percent (60%) of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Shares of the Company immediately prior to such reorganization, merger of consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Shares of the Company, (b) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger of consolidation, directly or indirectly, twenty percent (20%) or more of the Common Shares of the Company) beneficially owns, directly or indirectly twenty percent (20%) or more of the then outstanding shares of common shares of the company resulting from such reorganization, merger or consolidation, and (c) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger of consolidation; or

                  (iv) The shareholders of the Company approve (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMPANY" has the meaning specified in the introductory paragraph of this Agreement.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board (or such other committee of the Board that may be responsible for executive compensation).

                  "CONTINUATION PERIOD" has the meaning specified in SECTION 9(a)(ii).

                  "EXCESS PARACHUTE PAYMENT" has the meaning specified in
Section 280G of the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  "EXCISE TAX" has the meaning specified in SECTION 9(b).

                  "EXECUTIVE" has the meaning specified in the introductory paragraph of this Agreement.

                  "GOOD REASON" shall mean the occurrence, without Executive's prior written consent, of any one or more of the following:

                  (i) the assignment of Executive of any duties which result in an adverse change in Executive's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by Executive.

                  (ii) any relocation of Executive of more than 35 miles from the place where Executive was located at the time of the Change in Control, or

                  (iii) a reduction or elimination of any component of Executive's rate of compensation, including Base Salary.

                  "INCLUDING" means including without limitation.

                  "QUALIFYING TERMINATION" means the occurrence of any one or more of the following:

                  (i) The Company's termination of Executive's employment other than for Cause within 24 months following a Change in Control;

                  (ii) Executive's voluntary termination of employment for Good Reason within 24 months following a Change in Control; or

                  (iii) A successor of the Company fails to assume expressly the Company's entire obligations under this Agreement prior to becoming such a successor as required by SECTION 12(a)(ii).

                  A Qualifying Termination shall not include a termination of Executive's employment by reason of death, disability, Executive's voluntary termination other than for Good Reason or the Company's termination of Executive's employment for Cause. Notwithstanding the foregoing, if Executive's employment is terminated before a Change in Control and Executive can reasonably demonstrate that the termination by the Company or the actions constituting Good Reason for termination by the Executive were at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control who then effects a Change in Control, then the date of the Change in Control shall be deemed to be the date immediately prior to Executive's termination of employment.

                  "SECTION" shall, unless the context otherwise requires, mean a section of this Agreement.

                  "SUBSIDIARY" means a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common shares.

                  12.  ASSIGNMENT.

                  (a)  ASSIGNMENT BY THE COMPANY.

                  (i) This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors. Any such successor shall be deemed to be the Company for all purposes of this Agreement. As used in this Agreement, the term "successor" shall mean any surviving corporation in a merger or consolidation, or any person, corporation, partnership, or other business entity which, whether by purchase or otherwise, acquires all or substantially all of the assets of the Company. Notwithstanding such assignment, the Company shall remain, with such successor, jointly and severally liable for all its obligations hereunder. Without limiting the generality of the foregoing, it is specifically agreed that an assignment of this Agreement by the Company will not diminish Executive's rights under SECTIONS 9 and 10 hereof.

                  (ii) The Company shall require any successor to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession were to take place.

                  (iii) Except as provided in this SECTION 12(a), this Agreement may not be assigned by the Company.

                  (b) EXECUTIVE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, and administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amounts payable to Executive under this Agreement remain outstanding, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Beneficiary.

                  13. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing, signed by the party giving notice, and sent by personal messenger, facsimile, overnight mail or deposited, postage prepaid, certified mail, return receipt requested, in the United States mail, and addressed as provided in Schedule A, if to the Employee and as follows, if to the Company:

                           CenterPoint Properties Trust
                           1808 Swift Road
                           Oak Brook, IL  60523-1501
                           Facsimile:  630-586-8010

                  Notices sent by personal messenger, facsimile or overnight mail shall be deemed received upon delivery of same. Notices sent by United States mail shall be deemed received three (3) days after deposit in the United States mail service.

                  14. ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between Executive and the Company, with respect to the subject matter hereof and constitutes the entire agreement of the parties with respect thereto. The captions of this Agreement are not part of the provisions hereof and shall be of no effect.

                  15. ENFORCEMENT. The Company shall reimburse Executive for the reasonable fees and expenses (including legal fees) incurred in connection with the enforcement of Executive's right to receive payments hereunder in the event that Executive successfully recovers any such payments.

                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  17. SEVERABILITY. If any provision of this agreement shall be held invalid or unenforceable, the remainder shall remain in full force and effect.

                  18. TITLES AND HEADINGS. Titles and headings to paragraphs herein are for purposes of reference only and in no way shall limit, define or otherwise affect the provisions hereof.

                  19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year written above.

                                 /s/ MIKE M. MULLEN
                                 -------------------------
                                 Mike M. Mullen



                                 CENTERPOINT PROPERTIES TRUST


                                 By:  /s/ JOHN S. GATES, JR.
                                      --------------------------------------
                                 Its: President
                                      --------------------------------------

                                   SCHEDULE A




NAME:                          Mike M. Mullen

ADDRESS:                       1340 Ridgewood, Northbrook, IL   60062

TITLE:                         Executive Vice President, Chief Operating Officer

RESPONSIBILITIES:

Responsible for formulating and implementing CenterPoint's real estate business strategies and for the efficient and profitable operations of CenterPoint's real estate operations

-        Oversees the activities of the Executive Vice President and Chief
- Investment Officer and Senior Vice President, Development in the performance of their duties
         -    Guarantees that the tenant satisfaction (ZTU) initiative is met
         - Ensures buildings are highly occupied and satisfactorily maintained
         - Superintends CenterPoint's property operations profitably and efficiently
         - Generates development, investment, disposition and leasing opportunities for the company. Responsible for all acquisitions, development and build-to-suit activities providing supporting counsel and ensuring projects undertaken align with CenterPoint's overall business objectives
-        Completes work consistent with corporate processes and policies
- Serves as a member of the Investment Committee and is responsible for the oversight of corporate objectives and company ethics
-        Represents company in capital market activities
         Fosters a culture of Zero Tenant Unhappiness that is communicated throughout the organization
- Oversees the annual budget process for operations, development and acquisitions and monitors approval by the Investment Committee



BASE SALARY:                        $ 250,000.00

CASH INCENTIVE TARGET PERCENTAGE:

Target = 85% of base salary

STOCK OPTION PLAN TARGET GRANT AND RANGE:

75,000 Options at market price determined by the compensation committee. "Minimum" and "Maximum" range to be determined annually by compensation committee.





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                                                                       EXHIBIT A


         NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT


                  THIS AGREEMENT is made this ______ day of _____________, 1999 by and between __________ (the "Executive") and CENTERPOINT PROPERTIES TRUST, a Maryland business trust (the "Company").

                                    RECITALS

                  A. The Company is engaged in the business of owning, managing, operating and leasing real estate, primarily warehouse, airport and industrial property.

                  B. The Executive and the Company are entering into an Employment and Severance Agreement dated of even date herewith (the "EMPLOYMENT AGREEMENT") which provides that the Executive will hold the position of __________ within the Company.

                  C. The Executive recognizes and acknowledges that the business of the Company is highly competitive and that by reason of his employment by the Company he has and will continue to have access to confidential and proprietary information regarding the Company and its business.

                  D. As a condition to the Company entering into the Employment Agreement, in order to protect the Company's business relationships and good will, and to guard against conflicts of interest the Executive is willing to enter into this Agreement.

                  In consideration of the foregoing recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. COVENANT NOT TO COMPETE. The Executive agrees that during the term of his employment with the Company and for a period of two years thereafter (the "NON-COMPETITION PERIOD"), he will not anywhere where the Company or any of its subsidiaries or affiliates does business or contemplates doing business directly or indirectly, manage, operate, join, control, be employed by or participate in the ownership, management, operation or control, or be connected personally in any manner with any business which primarily acquires, owns, develops, operates, leases and/or manages industrial, warehouse or airport real estate for development and investment purposes or any business which provides consulting, leasing,




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management , or brokerage services to such businesses (the "Real Estate
Business"), subject to the following exceptions:

                  A. the Executive may continue to be a limited partner in any limited partnership engaged in the Real Estate Business in which he is a limited partner on the date of this Agreement, and

                  B. the Executive may engage in such other activities related to the Real Estate business as the Company's independent directors from time to time may approve; provided that in no event shall any such activities interfere with the performance of the Executive's duties under the Employment Agreement.

                  2. NON-SOLICITATION. During the Non-competition Period, the Executive shall not (a) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave the employ of the Company or any of its subsidiaries, or in any way interfere with the relationship between the Company or any of its subsidiaries and any employee thereof, (b) hire directly or through another entity any person who was an employee of the Company or any of its subsidiaries at any time during the Non-competition Period, or (c) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation with the Company or any of its subsidiaries.

                  3. NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

                  (a) The Executive shall not disclose or use at any time, either during his employment with the Company or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Executive's performance of duties assigned to Executive by the Company. The Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

                  (b) As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company and its subsidiaries in connection with their business. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date the Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such




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information have been published in combination.

                  4. SPECIFIC PERFORMANCE. The parties agree that the Executive's services are of a special, unique and extraordinary character, that it would be extremely difficult to quantify the money damages which would accrue to the Company by reason of the Executive's failure to perform any of his obligations under this Agreement, that it would be extremely difficult to replace such services, and that any violation of the provisions of this paragraph would be likely to be highly injurious to the Company. By reason of the foregoing, the Executive consents and agrees that if he violates any of the provisions of this Agreement the Company shall be entitled, in addition to any other rights and remedies that it may have including money damages to apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any continuing violation of the provisions hereof. Therefore, if the Company shall institute any action or proceeding to enforce the provisions of this Agreement against the Executive, the Executive hereby waives the claim or defense that there is an adequate remedy at law and agrees in any such action or proceeding not to interpose the claim or defense that such remedy exists at law. The parties hereby specifically affirm the appropriateness of injunctive or other equitable relief in any such action.

                  5. MODIFICATION. If in connection with any action taken by the Company to enforce the provisions of this Agreement, a court shall hold that all or any portion of the restrictions contained herein are unreasonable under the circumstances then existing so as to render such restrictions invalid or unenforceable, the parties agree that any court of competent jurisdiction may reform such unreasonable restrictions to the extent necessary to make such restrictions reasonable under the circumstances then existing so as to render such restrictions both valid an enforceable.

                  6. BREACH. In the event that the Company hereafter believes that the Executive has breached any of the covenants of this Agreement, it shall notify the Executive of such alleged breach, setting forth the substance of said alleged breach. Within ten (10) days from receipt by the Executive of such notice, the Executive either shall remedy said alleged breach or provide the Company with evidence that the activity concerned was permitted by the provisions of this Agreement.

                  7. NOTICES. All notice required or permitted to be given under this Agreement shall be sufficient if in writing and mailed by certified or registered mail, return receipt requested and postage prepaid, addressed as follows or to such other address as either party shall have notified the other.




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                  If to the Executive:

                  [Name]
                  [Address]

                  If to the Company:

                  CenterPoint Properties Trust
                  1808 Swift Road
                  Oak Brook, IL  60523-1501
                  Facsimile:  630-586-8010

                  8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  9. PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

                  10. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, and upon all persons, corporations or entities which shall engage in the business herein contemplated under the control and direction of the parties.

                  11. ENTIRE AGREEMENT. This Agreement and the documents incorporated herein by reference contain the entire agreement and understanding of the parties, and no representations promises, agreements or any understanding, written or oral, not contained herein shall be of any force or effect.

                  12. MODIFICATIONS AND WAIVERS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof, and signed by the party intended to be bound. No waiver of any breach, term or condition of this Agreement by either party shall constitute a subsequent waiver of the same or any other breach, term or condition.

                                    * * * * *




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


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       ----------------------------------------
                                       [Executive]



                                       CENTERPOINT PROPERTIES TRUST


                                       By:
                                            -----------------------------------
                                       Its:
                                            -----------------------------------




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